John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	U. S. Bancorp
	J. P. Morgan Securities	Wells Fargo Securities
MUFG Securities

Co-Managers
	BBVA Securities	BOK Financial Securities
	BB&T Capital Markets	PNC Capital Markets
	CIBC World Markets	Santander Investment Securities
	ING Financial Markets	Scotia Capital

(2)	Names of Issuers: Cimarex Energy Co.

(3)	Title of Securities: XEC 3.9 05/15/27, C#171798AD3

(4)	Date of First Offering: 04/03/2017

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.748

Comparable Securities
1) DTE 3.8 03/15/27, C#233331AZ0
2) BRX 3.9 03/15/27, C#11120VAE3
3) COF 3.75 03/09/27, C#14040HBN4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 15 years

(9)	Trade Date: 04/03/2017

(10)	Portfolio Assets on Trade Date: $1,248,069,703

(11)	Price Paid per Unit: $99.748

(12)	Total Price Paid by Portfolio:
625,000 bonds @ $99.748 = $623,425.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.748 = $11,969,760.00

(14)	% of Portfolio Assets Applied to Purchase
.050%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
15 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 3, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Morgan Stanley
	Credit Suisse	Wells Fargo Securities
HSBC Securities

Co-Managers
	BNP Paribas	Samuel A. Ramirez & Co.
	Mitsubishi UFJ	Sumitomo Mitsui Financial Group

(2)	Names of Issuers: Metropolitan Life Global Funding

(3)	Title of Securities: MET 2.65 04/8/22 144A, Cusip #59217GCD9

(4)	Date of First Offering: 04/03/2017

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.963

Comparable Securities
1) F 3.339 03/28/22, C#345397YL1
2) WU 3.6 03/15/22, C#959802AU3
3) JNJ 2.25 03/03/22, C#478160CD4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 149 years

(9)	Trade Date: 04/03/2017

(10)	Portfolio Assets on Trade Date: $1,248,069,703

(11)	Price Paid per Unit: $99.963

(12)	Total Price Paid by Portfolio:
1,140,000 bonds @ $99.963 = $1,139,578.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.963 = $19,992,600.00

1

(14)	% of Portfolio Assets Applied to Purchase
.091%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
149 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 3, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Santander
	Credit Suisse	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Banco Santander S.A.

(3)	Title of Securities: SANTAN 4.25 04/11/27, C#05964HAB1

(4)	Date of First Offering: 04/04/2017

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.108

Comparable Securities
1) DTE 3.8 03/15/27, C#233331AZ0
2) BRX 3.9 03/15/27, C#11120VAE3
3) COF 3.75 03/09/27, C#14040HBN4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 160 years

(9)	Trade Date: 04/04/2017

(10)	Portfolio Assets on Trade Date: $1,247,421,133

(11)	Price Paid per Unit: $99.108

(12)	Total Price Paid by Portfolio:
1,105,000 bonds @ $99.108 = $1,095,143.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.108 = $19,821,600.00

(14)	% of Portfolio Assets Applied to Purchase
.088%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
160 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 3, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Santander
	Credit Suisse	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Banco Santander S.A.

(3)	Title of Securities: SANTAN 3.5 04/11/22, C#05964HAC9

(4)	Date of First Offering: 04/04/2017

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.682

Comparable Securities
1) F 3.339 03/28/22, C#34597YL1
2) WU 3.6 03/15/22, C#959802AU3
3) JNJ 2.25 03/03/22, C#478160CD4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 160 years

(9)	Trade Date: 04/04/2017

(10)	Portfolio Assets on Trade Date: $1,247,421,133

(11)	Price Paid per Unit: $99.682

(12)	Total Price Paid by Portfolio:
1,310,000 bonds @ $99.682 = $1,305,834.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.682 = $24,920,500.00

(14)	% of Portfolio Assets Applied to Purchase
.105%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
160 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 3, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	RBC Capital Markets	Wells Fargo Bank

Co-Managers
	Bank of America	Goldman Sachs & Co.
	Barclays Capital	JP Morgan Securities
Credit Suisse

(2)	Names of Issuers: Navient Student Loan Trust

(3)	Title of Securities: NAVSL 2017-3A A2 144A, C#63940JAB5

(4)	Date of First Offering: 04/10/2017

(5)	Amount of Total Offering: $175,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) FORDO 2017-A A4, C#34531EAE6
2) ALLYA 2017-1 A4, C#02007PAD5
3) CIIT 2017-A2 A2, C#17305EGA7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 45 years

(9)	Trade Date: 04/10/2017

(10)	Portfolio Assets on Trade Date: $1,245,997,698

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
577,000.00 bonds @ $100.000 = $577,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,500,000 bonds @ $100.000 = $25,500,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
45 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 3, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	RBC Capital Markets	Wells Fargo Bank

Co-Managers
	Bank of America	Goldman Sachs & Co.
	Barclays Capital	JP Morgan Securities
Credit Suisse

(2)	Names of Issuers: Navient Student Loan Trust

(3)	Title of Securities: NAVSL 2017-3A A3, Cusip #63940JAC3

(4)	Date of First Offering: 04/10/2017

(5)	Amount of Total Offering: $530,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) DCENT 2017-A2 A2, C#254683BX2
2) FORDO 2017-A A4, C#34531EAE6
3) AMXCA 2017-1 A, C#02587AAJ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 45 years

(9)	Trade Date: 04/10/2017

(10)	Portfolio Assets on Trade Date: $1,245,997,698

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
2,576,000 bonds @ $100.000 = $2,576,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $100.000 = $50,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
.207%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
45 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 3, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	MUFG Securities	Mizuho Securities
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	BofA Merrill Lynch	Regions Securities
	BB&T Capital Markets	SunTrust Robinson Humphrey
Comerica Securities

(2)	Names of Issuers: World Omni Auto Receivables Trust

(3)	Title of Securities: WOART 2017-A A3, C#98162EAC1

(4)	Date of First Offering: 04/12/17

(5)	Amount of Total Offering: $426,000,000

(6)	Unit Price of Offering: $99.98081

Comparable Securities
1) DCENT 2017-A2 A2, C#254683BX2
2) FORDO 2017-A A4, C#34531EAE6
3) AMXCA 2017-1 A, C#02587AAJ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 49 years

(9)	Trade Date: 04/12/17

(10)	Portfolio Assets on Trade Date: $1,250,499,398

(11)	Price Paid per Unit: $99.98081

(12)	Total Price Paid by Portfolio:
1,672,000 bonds @ $99.98081 = $1,671,679.14

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
32,000,000 bonds @ $99.98081 = $31,993,859.20

1

(14)	% of Portfolio Assets Applied to Purchase
.134%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
49 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 3, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	MUFG Securities	Mizuho Securities
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	BofA Merrill Lynch	Regions Securities
	BB&T Capital Markets	SunTrust Robinson Humphrey
Comerica Securities

(2)	Names of Issuers: World Omni Auto Receivables Trust

(3)	Title of Securities: WOART 2017-A A4, C#98162EAD9

(4)	Date of First Offering: 04/12/17

(5)	Amount of Total Offering: $94,750,000

(6)	Unit Price of Offering: $99.98296

Comparable Securities
1) DCENT 2017-A2 A2, C#254683BX2
2) FORDO 2017-A A4, C#34531EAE6
3) AMXCA 2017-1 A, C#02587AAJ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.270%).

(8)	Years of Issuer’s Operations: 49 years

(9)	Trade Date: 04/12/17

(10)	Portfolio Assets on Trade Date: $1,250,499,398

(11)	Price Paid per Unit: $99.98296

(12)	Total Price Paid by Portfolio:
658,000 bonds @ $99.98296 = $657,887.88

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,050,000 bonds @ $99.98296 = $12,047,946.68

1

(14)	% of Portfolio Assets Applied to Purchase
.053%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
49 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 3, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Morgan Stanley
	Citigroup Global Markets	MUFG Securities
	Credit Agricole Securities	PNC Capital Markets
	Fifth Third Securities	RBC Capital Markets
	JP Morgan Securities	SG Americas Securities
	Merrill Lynch, Pierce,	SMBC Nikko Securities
	Fenner & Smith	SunTrust Robinson Humphrey
	Mizuho Securities	TD Securities

Co-Managers
	Citizens Capital Markets	Wells Fargo Securities

(2)	Names of Issuers: Crown Castle International Corporation

(3)	Title of Securities: CCI 4.75 05/15/47, Cusip #22822VAF8

(4)	Date of First Offering: 04/26/2017

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.207

Comparable Securities
1) PGR 4.125 04/15/47, C#743315AS2
2) VZ 5.5 03/16/47, C#92343VDV3
3) MSFT 4.25 02/06/47, C#594918CA0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 23 years

(9)	Trade Date: 04/26/2017

(10)	Portfolio Assets on Trade Date: $1,245,622,905

(11)	Price Paid per Unit: $99.207

(12)	Total Price Paid by Portfolio:
365,000 bonds @ $99.207 = $362,105.55

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.207 = $6,994,490.00

(14)	% of Portfolio Assets Applied to Purchase
.029%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
23 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 3, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse	UBS Securities
	Goldman Sachs	Wells Fargo Securities
RBC Capital Markets

Co-Managers
	Lloyds Securities	CastleOak Securities
	MUFG Securities	Drexel Hamilton
	RBS Securities	Mischler Financial Group
	SMBC Nikko Securities	Samuel A. Ramirez & Co.
Standard Chartered Bank

(2)	Names of Issuers: American Express Credit

(3)	Title of Securities: AXP 1.875 05/03/19, C#0258M0EK1

(4)	Date of First Offering: 04/27/2017

(5)	Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.959

Comparable Securities
1) GM 2.65 04/13/20, C#37045XBV7
2) PM 1.625 02/21/19, C#718172BW8
3) SO 2 03/30/20, C#373334KG5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 167 years

(9)	Trade Date: 04/27/2017

(10)	Portfolio Assets on Trade Date: $1,246,353,013

(11)	Price Paid per Unit: $99.959

(12)	Total Price Paid by Portfolio:
3,125,000 bonds @ $99.959 = $3,123,718.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $99.959 = $59,975,400.00

(14)	% of Portfolio Assets Applied to Purchase
.251%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
167 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 3, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	U.S. Bancorp
	Jefferies & Co.	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	BMO Capital Markets	KeyBanc Capital Markets
	BB&T Capital Markets	Mizuho Securities
	Capital One Securities	Regions Securities
	Fifth Third Securities	SunTrust Robinson Humphrey
	FTN Financial Securities	TD Securities

(2)	Names of Issuers: Mid-America Apartments, L.P.

(3)	Title of Securities: MAA 3.6 06/01/27, C#59523UAN7

(4)	Date of First Offering: 05/02/2017

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $99.580

Comparable Securities
1) CSX 3.25 06/01/27, C#126408HH9
2) COF 3.75 03/09/27, C#14040HBN4
3) SO 3.25 03/30/27, C#373334KH3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 23 years

(9)	Trade Date: 05/02/2017

(10)	Portfolio Assets on Trade Date: $1,249,487,747

(11)	Price Paid per Unit: $99.580

(12)	Total Price Paid by Portfolio:
1,230,000 bonds @ $99.580 = $1,224,834.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.580 = $24,895,000.00

(14)	% of Portfolio Assets Applied to Purchase
.098%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
23 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	PNC Capital Markets
	J.P. Morgan Securities	Wells Fargo Securities
Morgan Stanley

Co-Managers
	HSBC Securities	SunTrust Robinson Humphrey
	Key Capital Markets	USB Capital Resources
RBC Capital Markets

(2)	Names of Issuers: Sherwin-Williams Company

(3)	Title of Securities: SHW 2.25 05/15/20, C#824348AT3

(4)	Date of First Offering: 05/02/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.997

Comparable Securities
1) GM 2.65 04/13/20, C#37045XBV7
2) GS 2.6 12/27/20, C#34181GWG5
3) SO 2 03/30/20, C#373334KG5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 151 years

(9)	Trade Date: 05/02/2017

(10)	Portfolio Assets on Trade Date: $1,249,487,747

(11)	Price Paid per Unit: $99.997

(12)	Total Price Paid by Portfolio:
245,000 bonds @ $99.997 = $244,992.65

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.997 = $4,999,850.00

1

(14)	% of Portfolio Assets Applied to Purchase
.020%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
151 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	PNC Capital Markets
	J.P. Morgan Securities	Wells Fargo Securities
Morgan Stanley

Co-Managers
	HSBC Securities	SunTrust Robinson Humphrey
	Key Capital Markets	U.S. Bancorp
RBC Capital Markets

(2)	Names of Issuers: Sherwin-Williams Company

(3)	Title of Securities: SHW 2.75 06/01/22, C#824348AU0

(4)	Date of First Offering: 05/02/2017

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.938

Comparable Securities
1) PEP 2.25 05/02/22, C#713448DT2
2) F 3.339 03/28/22, C#345397YL1
3) VZ 3.125 03/16/22, C#92343VDW1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 151 years

(9)	Trade Date: 05/02/2017

(10)	Portfolio Assets on Trade Date: $1,249,487,747

(11)	Price Paid per Unit: $99.938

(12)	Total Price Paid by Portfolio:
1,475,000 bonds @ $99.938 = $1,474,085.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.938 = $29,981,400.00

1

(14)	% of Portfolio Assets Applied to Purchase
.118%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
151 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	PNC Capital Markets
	J.P. Morgan Securities	Wells Fargo Securities
Morgan Stanley

Co-Managers
	HSBC Securities	SunTrust Robinson Humphrey
	Key Capital Markets	U.S. Bancorp
RBC Capital Markets

(2)	Names of Issuers: Sherwin-Williams Company

(3)	Title of Securities: SHW 3.125 06/01/24, C#824348AV8

(4)	Date of First Offering: 05/02/2017

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.848

Comparable Securities
1) GM 3.95 04/13/24, C#37045XBW5
2) BAMACN 4 04/01/24, C#11271RAA7
3) HNDA 2.9 02/16/24, C#02665WBP5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 151 years

(9)	Trade Date: 05/02/2017

(10)	Portfolio Assets on Trade Date: $1,249,487,747

(11)	Price Paid per Unit: $99.848

(12)	Total Price Paid by Portfolio:
490,000 bonds @ $99.848 = $489,255.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.848 = $9,984,800.00

1

(14)	% of Portfolio Assets Applied to Purchase
.039%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
151 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	PNC Capital Markets
	J.P. Morgan Securities	Wells Fargo Securities
Morgan Stanley

Co-Managers
	HSBC Securities	SunTrust Robinson Humphrey
	Key Capital Markets	U.S. Bancorp
RBC Capital Markets

(2)	Names of Issuers: Sherwin-Williams Company

(3)	Title of Securities: SHW 3.45 06/01/27, C#824348AW6

(4)	Date of First Offering: 05/02/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.637

Comparable Securities
1) CSX 3.25 06/01/27, C#126408HH9
2) COF 3.75 03/09/27, C#14040HBN4
3) SO 3.25 03/30/27, C#373334KH3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 151 years

(9)	Trade Date: 05/02/2017

(10)	Portfolio Assets on Trade Date: $1,249,487,747

(11)	Price Paid per Unit: $99.637

(12)	Total Price Paid by Portfolio:
1,475,000 bonds @ $99.637 = $1,469,645.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.637 = $29,891,100.00

1

(14)	% of Portfolio Assets Applied to Purchase
.118%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
151 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	PNC Capital Markets
	J.P. Morgan Securities	Wells Fargo Securities
Morgan Stanley

Co-Managers
	HSBC Securities	SunTrust Robinson Humphrey
	Key Capital Markets	U.S. Bancorp
RBC Capital Markets

(2)	Names of Issuers: Sherwin-Williams Company

(3)	Title of Securities: SHW 4.5 06/01/47, C#824348AX4

(4)	Date of First Offering: 05/02/2017

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.313

Comparable Securities
1) PEP 4 05/02/47, C#713448DV7
2) PGR 4.125 04/15/47, C#743315AS2
3) VZ 5.5 03/16/47, C#92343VDV3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 151 years

(9)	Trade Date: 05/02/2017

(10)	Portfolio Assets on Trade Date: $1,249,487,747

(11)	Price Paid per Unit: $99.313

(12)	Total Price Paid by Portfolio:
690,000 bonds @ $99.313 = $685,259.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.313 = $19,862,600.00

1

(14)	% of Portfolio Assets Applied to Purchase
.055%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
151 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Morgan Stanley

Co-Managers
	Barclays Capital	UBS Securities
	Citigroup Global Markets	Wells Fargo Securities
	Goldman Sachs & Co.	Loop Capital Markets
	J.P. Morgan Securities	The Williams Capital Group

(2)	Names of Issuers: Northern Trust Corporation

(3)	Title of Securities: NTRS 3.375 05/08/32, C#665859AS3

(4)	Date of First Offering: 05/03/2017

(5)	Amount of Total Offering: 350,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) CSX 3.25 06/01/27, C#126408HH9
2) COF 3.75 03/09/27, C#14040HBN4
3) SO 3.25 03/30/27, C#373334KH3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 128 years

(9)	Trade Date: 05/03/2017

(10)	Portfolio Assets on Trade Date: $1,249,095,254

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
740,000 bonds @ $100.000 = $740,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $100.000 = $15,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
.059%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
128 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman Sachs & Co.	Deutsche Bank Securities
	J. P. Morgan Securities	BofA Merrill Lynch
	Wells Fargo Securities	Morgan Stanley & Co.

Co-Managers
	Barclays Capital	Mischler Financial Group
	Citigroup Global Markets	Siebert Cisneros Shank & Co
	MUFG Securities	The Williams Capital Group
Loop Capital Markets

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 2.3 05/11/22, C#037833CQ1

(4)	Date of First Offering: 05/04/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.822

Comparable Securities
1) PEP 2.25 05/22/22, C#713448DT2
2) F 3.339 03/28/22, C#345397YL1
3) VZ 3.125 03/16/22, C#92343VDW1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.120%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 05/04/2017

(10)	Portfolio Assets on Trade Date: $1,246,349,597

(11)	Price Paid per Unit: $99.822

(12)	Total Price Paid by Portfolio:
6,145,000 bonds @ $99.822 = $6,134,061.90

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
125,000,000 bonds @ $99.822 = $124,777,500.00

(14)	% of Portfolio Assets Applied to Purchase
.492%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman Sachs & Co.	Deutsche Bank Securities
	J. P. Morgan Securities	BofA Merrill Lynch
	Wells Fargo Securities	Morgan Stanley & Co.

Co-Managers
	Barclays Capital	Mischler Financial Group
	Citigroup Global Markets	Siebert Cisneros Shank & Co
	MUFG Securities	The Williams Capital Group
Loop Capital Markets

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 3.2 05/11/27, C#037833CR9

(4)	Date of First Offering: 05/04/2017

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) CSX 3.25 06/01/27, C#126408HH9
2) COF 3.75 03/09/27, C#14040HBN4
3) SO 3.25 03/30/27, C#373334KH3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 05/04/2017

(10)	Portfolio Assets on Trade Date: $1,246,349,597

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
2,210,000 bonds @ $100.000 = $2,210,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $100.000 = $45,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
.177%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman Sachs & Co.	Deutsche Bank Securities
	J. P. Morgan Securities	BofA Merrill Lynch
	Wells Fargo Securities	Morgan Stanley & Co.

Co-Managers
	Barclays Capital	Mischler Financial Group
	Citigroup Global Markets	Siebert Cisneros Shank & Co
	MUFG Securities	The Williams Capital Group
Loop Capital Markets

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 1.8 05/11/20, C#037833CS7

(4)	Date of First Offering: 05/04/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.898

Comparable Securities
1) GM 2.65 04/13/20, C#37045XBV7
2) GS 2.6 12/27/20, C#38141GWG5
3) SO 2 03/30/20, C#373334KG5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.100%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 05/04/2017

(10)	Portfolio Assets on Trade Date: $1,246,349,597

(11)	Price Paid per Unit: $99.898

(12)	Total Price Paid by Portfolio:
5,410,000 bonds @ $99.898 = $5,404,481.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
110,000,000 bonds @ $99.898 = $109,887,800.00

(14)	% of Portfolio Assets Applied to Purchase
.434%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman Sachs & Co.	Deutsche Bank Securities
	J. P. Morgan Securities	BofA Merrill Lynch
	Wells Fargo Securities	Morgan Stanley & Co.

Co-Managers
	Barclays Capital	Mischler Financial Group
	Citigroup Global Markets	Siebert Cisneros Shank & Co
	MUFG Securities	The Williams Capital Group
Loop Capital Markets

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 2.85 05/11/24, C#037833CU2

(4)	Date of First Offering: 05/04/2017

(5)	Amount of Total Offering: 1,750,000,000

(6)	Unit Price of Offering: $99.905

Comparable Securities
1) GM 3.95 04/13/24, C#37045XBW5
2) BAMACN 4 04/01/24, C#11271RAA7
3) HNDA 2.9 02/16/24, C#02665WBP5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 05/04/2017

(10)	Portfolio Assets on Trade Date: $1,246,349,597

(11)	Price Paid per Unit: $99.905

(12)	Total Price Paid by Portfolio:
2,460,000 bonds @ $99.905 = $2,457,663.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.905 = $49,952,500.00

(14)	% of Portfolio Assets Applied to Purchase
.197%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Barclays Capital
	Goldman Sachs & Co.	Mizuho Securities

Co-Managers
	BNP Paribas Securities	MFR Securities
	Citigroup Global Markets	MUFG Securities
	Deutsche Bank Securities	RBC Capital Markets
	J.P. Morgan Securities	SMBC Nikko Securities
	Morgan Stanley & Co.	UBS Securities
	Credit Suisse Securities	Wells Fargo Securities
HSBC Securities

(2)	Names of Issuers: Amgen Inc.

(3)	Title of Securities: AMGN 2.65 05/11/22, C#031162CP3

(4)	Date of First Offering: 05/08/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.786

Comparable Securities
1) PEP 2.25 05/22/22, C#713448DT2
2) F 3.339 03/28/22, C#345397YL1
3) VZ 3.125 03/16/22, C#92343VDW1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 37 years

(9)	Trade Date: 05/08/2017

(10)	Portfolio Assets on Trade Date: $1,245,405,056

(11)	Price Paid per Unit: $99.786

(12)	Total Price Paid by Portfolio:
1,965,000 bonds @ $99.786 = $1,960,794.90

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.786 = $39,914,400.00

(14)	% of Portfolio Assets Applied to Purchase
.157%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
37 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas	Wells Fargo Securities
KeyBanc Capital Markets

Co-Managers
PNC Capital Markets

(2)	Names of Issuers: Appalachian Power Company

(3)	Title of Securities: AEP 3.3 06/01/27, C#037735CW5

(4)	Date of First Offering: 05/08/2017

(5)	Amount of Total Offering: 325,000,000

(6)	Unit Price of Offering: $99.490

Comparable Securities
1) CSX 3.25 06/01/27, C#126408HH9
2) COF 3.75 03/09/27, C#14040HBN4
3) SO 3.25 03/30/27, C#373334KH3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 111 years

(9)	Trade Date: 05/08/2017

(10)	Portfolio Assets on Trade Date: $1,245,405,056

(11)	Price Paid per Unit: $99.490

(12)	Total Price Paid by Portfolio:
735,000 bonds @ $99.490 = $731,251.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.490 = $14,923,500.00

(14)	% of Portfolio Assets Applied to Purchase
.059%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
111 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	U.S. Bancorp
	Guggenheim Securities	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Costco Wholesale Corporation

(3)	Title of Securities: COST 2.15 05/18/21, C#22160KAJ4

(4)	Date of First Offering: 05/09/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.825

Comparable Securities
1) GM 2.65 04/13/20, C#37045XBV7
2) GS 2.6 12/27/20, C#38141GWG5
3) SO 2 03/30/20, C#373334KG5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 05/09/2017

(10)	Portfolio Assets on Trade Date: $1,243,594,055

(11)	Price Paid per Unit: $99.825

(12)	Total Price Paid by Portfolio:
2,465,000 bonds @ $99.825 = $2,460,686.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.825 = $49,912,500.00

(14)	% of Portfolio Assets Applied to Purchase
. 198%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	U.S. Bancorp
	Guggenheim Securities	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Costco Wholesale Corporation

(3)	Title of Securities: COST 2.3 05/18/22, C#22160KAK1

(4)	Date of First Offering: 05/09/2017

(5)	Amount of Total Offering: 800,000,000

(6)	Unit Price of Offering: $99.625

Comparable Securities
1) PEP 2.25 05/02/22, C#713448DT2
2) F 3.339 03/28/22, C#345397YL1
3) VZ 3.125 03/16/22, C#92343VDW1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 05/09/2017

(10)	Portfolio Assets on Trade Date: $1,243,594,055

(11)	Price Paid per Unit: $99.625

(12)	Total Price Paid by Portfolio:
2,960,000 bonds @ $99.625 = $2,948,900.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $99.625 = $59,775,000.00

(14)	% of Portfolio Assets Applied to Purchase
.237%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	U.S. Bancorp
	Guggenheim Securities	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Costco Wholesale Corporation

(3)	Title of Securities: COST 2.75 05/18/24, C#22160KAL9

(4)	Date of First Offering: 05/09/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.596

Comparable Securities
1) GM 3.95 04/13/24, C#37045XBW5
2) BAMACN 4 04/01/24, C#11271RAA7
3) HNDA 2.9 02/16/24, C#02668WBP5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 05/09/2017

(10)	Portfolio Assets on Trade Date: $ 1,243,594,055

(11)	Price Paid per Unit: $99.596

(12)	Total Price Paid by Portfolio:
1,975,000 bonds @ $99.596 = $1,967,021.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.596 = $39,838,400.00

(14)	% of Portfolio Assets Applied to Purchase
.158%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	U.S. Bancorp
	Guggenheim Securities	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Costco Wholesale Corporation

(3)	Title of Securities: COST 3 05/18/27, C#22160KAM7

(4)	Date of First Offering: 05/09/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.137

Comparable Securities
1) CSX 3.25 06/01/27, C#126408HH9
2) COF 3.75 03/09/27, C#14040HBN4
3) GP 3.25 03/30/27, C#373334KH3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 05/09/2017

(10)	Portfolio Assets on Trade Date: $1,243,594,055

(11)	Price Paid per Unit: $99.137

(12)	Total Price Paid by Portfolio:
2,465,000 bonds @ $99.137 = $2,443,727.05

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.137 = $49,568,500.00

(14)	% of Portfolio Assets Applied to Purchase
.197%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	BofA Merrill Lynch
	Goldman Sachs & Co.	Citigroup
	Morgan Stanley & Co.	J.P. Morgan
	UBS Investment Bank	Wells Fargo Securities

Co-Managers
	BNP Paribas Securities	Lloyds Securities
	SG Americas Securities	Mizuho Securities
	BNY Mellon Capital Markets	MUFG Securities
	CastleOak Securities	Standard Chartered Bank
	Commerz Markets	The Williams Capital Group
	Fifth Third Securities	U.S. Bancorp Investments
HSBC Securities

(2)	Names of Issuers: United Parcel Service, Inc.

(3)	Title of Securities: UPS 2.35 05/16/22, C#911312BC9

(4)	Date of First Offering: 05/11/2017

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $99.859

Comparable Securities
1) PEP 2.25 05/02/22, C#713448DT2
2) F 3.339 03/28/22, C#345397YL1
3) VZ 3.125 03/16/22, C#92343VDW1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 110 years

(9)	Trade Date: 05/11/2017

(10)	Portfolio Assets on Trade Date: $1,243,917,285

(11)	Price Paid per Unit: $99.859

1

(12)	Total Price Paid by Portfolio:
1,230,000 bonds @ $99.859 = $1,228,265.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.859 = $24,964,750.00

(14)	% of Portfolio Assets Applied to Purchase
.099%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
110 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman Sachs	Natixis
	J.P. Morgan	Wells Fargo
Morgan Stanley

Co-Managers
	Desjardins Securities	Swedbank
Jefferies & Co.

(2)	Names of Issuers: BPCE SA

(3)	Title of Securities: BPCEGP 3 05/22/22 144A, C#05583JAA0

(4)	Date of First Offering: 05/15/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.380

Comparable Securities
1) PEP 2.25 05/02/22, C#713448DT2
2) F 3.339 03/28/22, C#345397YL1
3) VZ 3.125 03/16/22, C#92343VDW1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 8 years

(9)	Trade Date: 05/15/2017

(10)	Portfolio Assets on Trade Date: $1,247,974,977

(11)	Price Paid per Unit: $99.380

(12)	Total Price Paid by Portfolio:
1,295,000 bonds @ $99.380 = $1,286,971.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.380 = $24,845,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
.103%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 15, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	RBC Capital Markets
CIBC Capital Markets

Co-Managers
	BNP Paribas	KeyBanc Capital Markets
	Fifth Third Securities	Wells Fargo Securities
	J.P. Morgan	Scotiabank

(2)	Names of Issuers: World Financial Network Credit Card Master Trust

(3)	Title of Securities: WFNMT 2017-A A, C#981464FZ8

(4)	Date of First Offering: 05/15/17

(5)	Amount of Total Offering: 400,000,000

(6)	Unit Price of Offering: $99.98945

Comparable Securities
1) CCCIT 2017-A3 A3, C#17305EGB5
2) TAOT 2017-B A4, C#89190BAE8
3) AMXCA 2017-3 A, C#02582JHE3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 21 years

(9)	Trade Date: 05/15/17

(10)	Portfolio Assets on Trade Date: $1,247,974,977

(11)	Price Paid per Unit: $99.98945

(12)	Total Price Paid by Portfolio:
1,689,000 bonds @ $99.98945 = $1,688,821.81

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.98945 = $34,996,307.50

1

(14)	% of Portfolio Assets Applied to Purchase
.135%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
21 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Deutsche Bank
	Barclays Capital	Goldman Sachs
	Citigroup	J.P. Morgan Securities

Co-Managers
	Mizuho Securities	Loop Capital Markets
	MUFG Securities	SMBC Nikko
	Wells Fargo Securities	U.S. Bancorp
	BNP Paribas Securities	Academy Securities
	Lloyds Securities	Lebenthal & Co.

(2)	Names of Issuers: QUALCOMM Inc.

(3)	Title of Securities: QCOM 2.1 05/20/20, C# 747525AP8

(4)	Date of First Offering: 05/19/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.994

Comparable Securities
1) GM 2.65 04/13/20, C#37045XBV7
2) GS 2.6 12/27/20, C#38141GWG5
3) SO 2 03/30/20, C#373334KG5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 05/19/2017

(10)	Portfolio Assets on Trade Date: $1,252,623,933

(11)	Price Paid per Unit: $ 99.994

(12)	Total Price Paid by Portfolio:
985,000 bonds @ $99.994 = $984,940.90

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $ 99.994 = $19,998,800.00

(14)	% of Portfolio Assets Applied to Purchase
.079%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Deutsche Bank
	Barclays Capital	Goldman Sachs
	Citigroup	J.P. Morgan Securities

Co-Managers
	Mizuho Securities	Loop Capital Markets
	MUFG Securities	SMBC Nikko
	Wells Fargo Securities	U.S. Bancorp
	BNP Paribas Securities	Academy Securities
	Lloyds Securities	Lebenthal & Co.

(2)	Names of Issuers: QUALCOMM Inc.

(3)	Title of Securities: QCOM 2.6 01/30/23, C#747525AR4

(4)	Date of First Offering: 05/19/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.839

Comparable Securities
1) PEP 2.25 05/02/22, C#713448DT2
2) F 3.339 03/28/22, C#345397YL1
3) VZ 3.125 03/16/22, C#92343VDW1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 05/19/2017

(10)	Portfolio Assets on Trade Date: $1,252,623,933

(11)	Price Paid per Unit: $99.839

(12)	Total Price Paid by Portfolio:
985,000 bonds @ $99.839 = $983,414.15

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.839 = $19,967,800.00

(14)	% of Portfolio Assets Applied to Purchase
.079%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Deutsche Bank
	Barclays Capital	Goldman Sachs
	Citigroup	J.P. Morgan Securities

Co-Managers
	Mizuho Securities	Loop Capital Markets
	MUFG Securities	SMBC Nikko
	Wells Fargo Securities	U.S. Bancorp
	BNP Paribas Securities	Academy Securities
	Lloyds Securities	Lebenthal & Co.

(2)	Names of Issuers: QUALCOMM Inc.

(3)	Title of Securities: QCOM 4.3 05/20/47, C#747525AV5

(4)	Date of First Offering: 05/19/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.984

Comparable Securities
1) PEP 4 05/02/47, C#713448DV7
2) PGR 4.125 04/15/47, C#743315AS2
3) VZ 5.5 03/16/47, C#92343VDV3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 05/19/2017

(10)	Portfolio Assets on Trade Date: $1,252,623,933

(11)	Price Paid per Unit: $99.984

(12)	Total Price Paid by Portfolio:
590,000 bonds @ $99.984 = $589,905.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.984 = $14,997,600.00

(14)	% of Portfolio Assets Applied to Purchase
.047%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Morgan Stanley
	BNP Paribas	MUFG Securities
	Citigroup Global Markets	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	Scotiabank	ING Financial Markets
	Standard Chartered Bank	Loop Capital Markets
	U.S. Bancorp Investments	The Williams Capital Group
BNY Mellon Capital Markets

(2)	Names of Issuers: Becton, Dickinson and Company

(3)	Title of Securities: BDX 2.404 06/05/20, C#075887BR9

(4)	Date of First Offering: 05/22/17

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) GM 2.65 04/13/20, C#37045XBV7
2) GS 2.6 12/27/20, C#38141GWG5
3) SO 2 03/30/20, C#373334KG5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 120 years

(9)	Trade Date: 05/22/2017

(10)	Portfolio Assets on Trade Date: $1,252,115,004

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
1,570,000 bonds @ $100.000 = $1,570,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $100.000 = $30,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
.125%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
120 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Morgan Stanley
	BNP Paribas	MUFG Securities
	Citigroup Global Markets	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	Scotiabank	ING Financial Markets
	Standard Chartered Bank	Loop Capital Markets
	U.S. Bancorp Investments	The Williams Capital Group
BNY Mellon Capital Markets

(2)	Names of Issuers: Becton, Dickinson and Company

(3)	Title of Securities: BDX 2.894 06/06/22, C#075887BT5

(4)	Date of First Offering: 05/22/17

(5)	Amount of Total Offering: 1,800,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) PEP 2.25 05/02/22, C#713448DT2
2) F 3.339 03/28/22, C#345397YL1
3) VZ 3.125 03/16/22, C#92343VDW1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 120 years

(9)	Trade Date: 05/22/2017

(10)	Portfolio Assets on Trade Date: $1,252,115,004

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
2,355,000 bonds @ $100.000 = $2,355,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $100.000 = $45,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
.188%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
120 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Morgan Stanley
	BNP Paribas	MUFG Securities
	Citigroup Global Markets	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	Scotiabank	ING Financial Markets
	Standard Chartered Bank	Loop Capital Markets
	U.S. Bancorp Investments	The Williams Capital Group
BNY Mellon Capital Markets

(2)	Names of Issuers: Becton, Dickinson and Company

(3)	Title of Securities: BDX 3.363 06/06/24, C#075887BV0

(4)	Date of First Offering: 05/22/17

(5)	Amount of Total Offering: 1,750,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) GM 3.95 04/13/24, C#37045XBW5
2) BAMACN 4 04/01/24, C#11271RAA7
3) HNDA 2.9 02/16/24, C#02665WBP5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 120 years

(9)	Trade Date: 05/22/2017

(10)	Portfolio Assets on Trade Date: $1,252,115,004

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
1,830,000 bonds @ $100.000 = $1,830,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $100.000 = $35,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
.146%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
120 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Morgan Stanley
	BNP Paribas	MUFG Securities
	Citigroup Global Markets	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	Scotiabank	ING Financial Markets
	Standard Chartered Bank	Loop Capital Markets
	U.S. Bancorp Investments	The Williams Capital Group
BNY Mellon Capital Markets

(2)	Names of Issuers: Becton, Dickinson and Company

(3)	Title of Securities: BDX 3.7 06/06/27, C#075887BW8

(4)	Date of First Offering: 05/22/17

(5)	Amount of Total Offering: 2,400,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) CSX 3.25 06/01/27, C#126408HH9
2) COF 3.75 03/09/27, C#14040HBN4
3) SO 3.25 02//30/27, C#373334KH3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 120 years

(9)	Trade Date: 05/22/2017

(10)	Portfolio Assets on Trade Date: $1,252,115,004

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
2,090,000 bonds @ $100.000 = $2,090,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $100.000 = $40,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
.167%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
120 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Morgan Stanley
	BNP Paribas	MUFG Securities
	Citigroup Global Markets	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	Scotiabank	ING Financial Markets
	Standard Chartered Bank	Loop Capital Markets
	U.S. Bancorp Investments	The Williams Capital Group
BNY Mellon Capital Markets

(2)	Names of Issuers: Becton, Dickinson and Company

(3)	Title of Securities: BDX 4.669 06/06/47, C#075887BX6

(4)	Date of First Offering: 05/22/17

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) PEP 4 05/02/47, C#713448DV7
2) PGR 4.125 04/15/47, C#743315AS2
3) VZ 5.5 03/16/47, C#92343VDV3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 120 years

(9)	Trade Date: 05/22/2017

(10)	Portfolio Assets on Trade Date: $1,252,115,004

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
655,000 bonds @ $100.000 = $655,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $100.000 = $15,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
.052%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
120 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	MUFG Securities	BofA Merrill Lynch

Co-Managers
	Citigroup Global Markets	Deutsche Bank Securities
	HSBC Securities	J.P. Morgan Securities
	Mizuho Securities	Wells Fargo Securities
SunTrust Robinson Humphrey

(2)	Names of Issuers: TC PipeLines, LP

(3)	Title of Securities: TCP 3.9 05/25/27, C# 87233QAC2

(4)	Date of First Offering: 05/22/2017

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) CSX 3.25 06/01/27, C#126408HH9
2) COF 3.75 03/09/27, C#14040HBN4
3) SO 3.25 03/30/27, C#373334KH3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 19 years

(9)	Trade Date: 05/22/2017

(10)	Portfolio Assets on Trade Date: $1,252,115,004

(11)	Price Paid per Unit: $ 100.000

(12)	Total Price Paid by Portfolio:
735,000 bonds @ $ 100.000 = $735,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $ 100.000 = $15,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
.059%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
19 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Barclays Capital	MUFG Securities
	Citigroup	TD Securities

Co-Managers
	BMO Capital Markets	Scotia Capital
	CIBC World Markets	SMBC Nikko
	Mizuho Securities	Wells Fargo Securities
RBC Capital Markets

(2)	Names of Issuers: Canadian Natural Resources Ltd.

(3)	Title of Securities: CNQCN 2.95 01/15/23, C#136385AW1

(4)	Date of First Offering: 05/23/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.853

Comparable Securities
1) PEP 2.25 05/02/22, C#713448DT2
2) F 3.339 03/28/22, C#345397YL1
3) VZ 3.125 03/16/22, C#92343VDW1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%)

(8)	Years of Issuer’s Operations: 44 years

(9)	Trade Date: 05/23/2017

(10)	Portfolio Assets on Trade Date: $1,249,769,534

(11)	Price Paid per Unit: $99.853

(12)	Total Price Paid by Portfolio:
1,040,000 bonds @ $99.853 = $1,038,471.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.853 = $19,970,600.00

(14)	% of Portfolio Assets Applied to Purchase
.083%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Barclays Capital	MUFG Securities
	Citigroup	TD Securities

Co-Managers
	BMO Capital Markets	Scotia Capital
	CIBC World Markets	SMBC Nikko
	Mizuho Securities	Wells Fargo Securities
RBC Capital Markets

(2)	Names of Issuers: Canadian Natural Resources Ltd.

(3)	Title of Securities: CNQCN 3.85 06/01/27, C#136385AX9

(4)	Date of First Offering: 05/23/2017

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.696

Comparable Securities
1) CSX 3.25 06/01/27, C#126408HH9
2) COF 3.75 03/09/27, C#14040HBN4
3) SO 3.25 03/30/27, C#373334KH3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%)

(8)	Years of Issuer’s Operations: 44 years

(9)	Trade Date: 05/23/2017

(10)	Portfolio Assets on Trade Date: $1,249,769,534

(11)	Price Paid per Unit: $99.696

(12)	Total Price Paid by Portfolio:
365,000 bonds @ $99.696 = $363,890.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.696 = $6,978,720.00

(14)	% of Portfolio Assets Applied to Purchase
.029%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Barclays Capital	MUFG Securities
	Citigroup	TD Securities

Co-Managers
	BMO Capital Markets	Scotia Capital
	CIBC World Markets	SMBC Nikko
	Mizuho Securities	Wells Fargo Securities
RBC Capital Markets

(2)	Names of Issuers: Canadian Natural Resources Ltd.

(3)	Title of Securities: CNQCN 4.95 06/01/47, C#136385AY7

(4)	Date of First Offering: 05/23/2017

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.922

Comparable Securities
1) PEP 4 05/02/47, C#713448DV7
2) PGR 4.125 04/15/47, C#743315AS2
3) VZ 5.5 03/16/47, C#92343VDV3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%)

(8)	Years of Issuer’s Operations: 44 years

(9)	Trade Date: 05/23/2017

(10)	Portfolio Assets on Trade Date: $1,249,769,534

(11)	Price Paid per Unit: $99.922

(12)	Total Price Paid by Portfolio:
260,000 bonds @ $99.922 = $259,797.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.922 = $6,994,540.00

(14)	% of Portfolio Assets Applied to Purchase
.021%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Jefferies	Wells Fargo Securities
J.P. Morgan

Co-Managers
	BNY Mellon Capital Markets	FTN Financial Securities
	Capital One Securities	The Huntington Investment Co.
	Scotia Capital	SMBC Nikko Securities
	U.S. Bancorp	The Williams Capital Group

(2)	Names of Issuers: DDR Corporation

(3)	Title of Securities: DDR 4.7 06/01/27, C#23317HAF9

(4)	Date of First Offering: 05/23/2017

(5)	Amount of Total Offering: 450,000,000

(6)	Unit Price of Offering: $99.817

Comparable Securities
1) CSX 3.25 06/01/27, C#126408HH9
2) COF 3.75 03/09/27, C#14040HBN4
3) SO 3.25 03/30/27, C#373334KH3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 52 years

(9)	Trade Date: 05/23/2017

(10)	Portfolio Assets on Trade Date: $1,249,769,534

(11)	Price Paid per Unit: $99.817

(12)	Total Price Paid by Portfolio:
260,000 bonds @ $99.817 = $259,524.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.817 = $4,990,850.00

1

(14)	% of Portfolio Assets Applied to Purchase
.021%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
52 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 1, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	Credit Agricole Securities
	Merrill Lynch, Pierce,	DNB Markets
	Fenner & Smith	UBS Securities
RBC Capital Markets

Co-Managers
	Barclays Capital	Scotia Capital
	Citigroup Global Markets	TD Securities
	J.P. Morgan Securities	Wells Fargo Securities
	MUFG Securities Americas	Tuohy Brothers Invt. Research

(2)	Names of Issuers: Williams Partners LP

(3)	Title of Securities: WPZ 3 ¾ 06/15/27, C#96949LAD7

(4)	Date of First Offering: 05/31/2017

(5)	Amount of Total Offering: 1,450,000,000

(6)	Unit Price of Offering: $99.949

Comparable Securities
1) CSX 3.25 06/01/27, C#126408HH9
2) COF 3.75 03/09/27, C#14040HBN4
3) SO 3.25 03/30/27, C#373334KH3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 109 years

(9)	Trade Date: 05/31/2017

(10)	Portfolio Assets on Trade Date: $1,254,093,294

(11)	Price Paid per Unit: $99.949

(12)	Total Price Paid by Portfolio:
1,030,000 bonds @ $99.949 = $1,029,474.70

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.949 = $19,989,800.00

(14)	% of Portfolio Assets Applied to Purchase
.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
109 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	May 30, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Loop Capital Markets
	Goldman Sachs & Co.	Merrill Lynch, Pierce,
	J.P. Morgan Securities	Fenner & Smith
	SunTrust Robinson Humphrey	Mizuho Securities
	BMO Capital Markets	Morgan Stanley & Co.
	BNP Paribas	MUFG Securities Americas
	Commonwealth Bank of Australia	RBC Capital Markets
	Fifth Third Securities	SG Americas Securities
	ICBC Standard Bank	Stifel, Nicholaus & Co.
	KeyBanc Capital Markets	Wells Fargo Securities
Lloyds Securities

Co-Managers

(2)	Names of Issuers: Air Lease Corporation

(3)	Title of Securities: AL 2 ⅝ 07/01/22, C#00912XAW4

(4)	Date of First Offering: 06/05/2017

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $99.553

Comparable Securities
1) MS 2.75 05/19/22, C#61744YAH1
2) KO 2.2 05/25/22, C#191216CF5
3) SPG 2.625 06/15/22, C#828807DB0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 7 years

(9)	Trade Date: 06/05/2017

(10)	Portfolio Assets on Trade Date: $1,249,300,949

(11)	Price Paid per Unit: $99.553

1

(12)	Total Price Paid by Portfolio:
1,820,000 bonds @ $99.553 = $1,811,864.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.553 = $34,843,550.00

(14)	% of Portfolio Assets Applied to Purchase
.145%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
7 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	RBC Capital Markets
	Goldman Sachs	SMBC Nikko Securities
	Morgan Stanley	Wells Fargo Securities

Co-Managers
	Academy Securities	Ramirez & Co.
CastleOak Securities

(2)	Names of Issuers: Union Electric Company

(3)	Title of Securities: AEE 2.95 06/15/27, C#906548CM2

(4)	Date of First Offering: 06/06/2017

(5)	Amount of Total Offering: 400,000,000

(6)	Unit Price of Offering: $99.674

Comparable Securities
1) ETR 3.12 09/01/27, C#29364WAZ1
2) PNC 3.15 05/19/27, C#693475AT2
3) LLY 3.1 05/15/27, C#532457BP2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 115 years

(9)	Trade Date: 06/06/2017

(10)	Portfolio Assets on Trade Date: $1,251,390,093

(11)	Price Paid per Unit: $ 99.674

(12)	Total Price Paid by Portfolio:
1,025,000 bonds @ $ 99.674 = $1,021,658.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $ 99.674 = $19,934,800.00

1

(14)	% of Portfolio Assets Applied to Purchase
.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
115 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Regions Securities
	Goldman Sachs & Co.	U.S. Bancorp
	SunTrust Robinson Humphrey	Wells Fargo Securities

Co-Managers
	FTN Financial Securities	the Williams Capital Group
Synovus Securities

(2)	Names of Issuers: Vulcan Materials Company

(3)	Title of Securities: VMC 3.9 04/01/27, C#929160AT6 (reissuance of 03/09/17 deal)

(4)	Date of First Offering: 06/12/2017

(5)	Amount of Total Offering: 50,000,000

(6)	Unit Price of Offering: $103.54

Comparable Securities
1) ETR 3.12 09/01/27, C#29364WAZ1
2) PNC 3.15 05/19/27, C#693475AT2
3) LLY 3.1 05/15/27, C#532457BP2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 108 years

(9)	Trade Date: 06/12/2017

(10)	Portfolio Assets on Trade Date: $1,247,233,774

(11)	Price Paid per Unit: $103.54

(12)	Total Price Paid by Portfolio:
155,000 bonds @ $103.54 = $162,015.04

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $103.54 = $3,135,775.00

1

(14)	% of Portfolio Assets Applied to Purchase
.013%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
108 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Regions Securities
	Goldman Sachs & Co.	U.S. Bancorp
	SunTrust Robinson Humphrey	Wells Fargo Securities

Co-Managers
	FTN Financial Securities	the Williams Capital Group
Synovus Securities

(2)	Names of Issuers: Vulcan Materials Company

(3)	Title of Securities: VMC 4.5 06/15/47, C#929160AV1

(4)	Date of First Offering: 06/12/2017

(5)	Amount of Total Offering: 700,000,000

(6)	Unit Price of Offering: $99.624

Comparable Securities
1) PEP 4 05/02/47, C#713448DV7
2) PGR 4.125 04/15/47, C#743315AS2
3) VZ 5.5 03/16/47, C#72343VDV3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 108 years

(9)	Trade Date: 06/12/2017

(10)	Portfolio Assets on Trade Date: $1,247,233,774

(11)	Price Paid per Unit: $99.624

(12)	Total Price Paid by Portfolio:
510,000 bonds @ $99.624= $508,082.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.624 = $14,943,600.00

1

(14)	% of Portfolio Assets Applied to Purchase
.041%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
108 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Morgan Stanley
	Goldman Sachs	Wells Fargo Securities
J.P. Morgan

Co-Managers
	Barclays Capital	HSBC Securities
	BNP Paribas	MUFG Securities Americas
	Citigroup Global Markets	SMBC Nikko Securities
	Credit Suisse Securities	U.S. Bancorp
	Deutsche Bank Securities	Williams Capital Group

(2)	Names of Issuers: Brighthouse Financial, Inc.

(3)	Title of Securities: BHF 3.7 06/22/27 144A, C#10922NAA1

(4)	Date of First Offering: 06/15/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.917

Comparable Securities
1) ETR 3.12 09/01/27, C#29364WAZ1
2) PNC 3.15 05/19/27, C#693475AT2
3) LLY 3.1 05/15/27, C#532457BP2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 149 years

(9)	Trade Date: 06/15/2017

(10)	Portfolio Assets on Trade Date: $1,253,241,031

(11)	Price Paid per Unit: $99.917

(12)	Total Price Paid by Portfolio:
1,275,000 bonds @ $99.917 = $1,273,941.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.917 = $24,979,250.00

(14)	% of Portfolio Assets Applied to Purchase
.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
149 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Morgan Stanley
	Goldman Sachs	Wells Fargo Securities
J.P. Morgan

Co-Managers
	Barclays Capital	HSBC Securities
	BNP Paribas	MUFG Securities Americas
	Citigroup Global Markets	SMBC Nikko Securities
	Credit Suisse Securities	U.S. Bancorp
	Deutsche Bank Securities	Williams Capital Group

(2)	Names of Issuers: Brighthouse Financial, Inc.

(3)	Title of Securities: BHF 4.7 06/22/47 144A, C#10922NAD5

(4)	Date of First Offering: 06/15/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.316

Comparable Securities
1) GXP 4.2 06/15/47, C#485134BQ2
2) PEP 4 05/02/47, C#713448DV7
3) GWW 4.2 05/15/47, C#384802AD6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 149 years

(9)	Trade Date: 06/15/2017

(10)	Portfolio Assets on Trade Date: $1,253,241,031

(11)	Price Paid per Unit: $99.316

(12)	Total Price Paid by Portfolio:
1,280,000 bonds @ $99.316 = $1,271,244.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.316 = $29,794,800.00

(14)	% of Portfolio Assets Applied to Purchase
.101%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
149 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	HSBC
	BofA Merrill Lynch	RBC Capital Markets

Co-Managers
	Mizuho Securities	TD Securities
	MUFG	Wells Fargo Securities
Societe Generale

(2)	Names of Issuers: Enterprise Fleet Financing 2017-2, LLC

(3)	Title of Securities: EFF 2017-2 A3, C#29372JAC1

(4)	Date of First Offering: 06/20/17

(5)	Amount of Total Offering: 146,200,000

(6)	Unit Price of Offering: $99.99782

Comparable Securities
1) CCCIT 2017-A3 A3, C#17305EGB5
2) TAOT 2017-B A4, C#89190BAE8
3) AMXCA 2017-3 A, C#02582JHE3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 60 years

(9)	Trade Date: 06/20/17

(10)	Portfolio Assets on Trade Date: $1,254,160,275

(11)	Price Paid per Unit: $99.99782

(12)	Total Price Paid by Portfolio:
1,380,000 bonds @ $99.99782 = $1,379,969.92

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,500,000 bonds @ $99.99782 = $27,499,400.50

1

(14)	% of Portfolio Assets Applied to Purchase
.110%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
60 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities
J.P. Morgan

Co-Managers

(2)	Names of Issuers: Westpac Banking Corporation

(3)	Title of Securities: WSTP 2.5 06/28/22, C#961214DQ3

(4)	Date of First Offering: 06/21/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.837

Comparable Securities
1) MS 2.75 05/19/22, C#61744YAH1
2) KO 2.2 05/25/22, C#191216CF5
3) SPG 2.625 06/15/22, C#828807DB0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 35 years

(9)	Trade Date: 06/21/2017

(10)	Portfolio Assets on Trade Date: $1,253,340,921

(11)	Price Paid per Unit: $99.837

(12)	Total Price Paid by Portfolio:
2,045,000 bonds @ $99.837 = $2,041,666.65

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.837 = $39,934,800.00

(14)	% of Portfolio Assets Applied to Purchase
.163%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Deutsche Bank Securities
	BNP Paribas	SMBC Nikko
	Credit Suisse	Wells Fargo Securities

Co-Managers
	MUFG Securities Americas	BNY Mellon Capital Markets
	RBC Capital Markets	Academy Securities
	U.S. Bancorp Investments	Loop Capital Markets
	TD Securities	Samuel A. Ramirez & Co.
	SG Americas Securities	The Williams Capital Group

(2)	Names of Issuers: CBS Corporation

(3)	Title of Securities: CBS 2.5 02/15/23, C#124857AS2

(4)	Date of First Offering: 06/26/2017

(5)	Amount of Total Offering: 400,000,000

(6)	Unit Price of Offering: $99.426

Comparable Securities
1) MS 2.75 05/19/22, C#61744YAH1
2) KO 2.2 05/25/22, C#191216CF5
3) SPG 2.625 06/15/22, C#828807DB0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 131 years

(9)	Trade Date: 06/26/2017

(10)	Portfolio Assets on Trade Date: $1,254,163,139

(11)	Price Paid per Unit: $99.426

(12)	Total Price Paid by Portfolio:
1,530,000 bonds @ $99.426 = $1,521,217.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.426 = $29,827,800.00

(14)	% of Portfolio Assets Applied to Purchase
.121%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
131 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Deutsche Bank Securities
	BNP Paribas	SMBC Nikko
	Credit Suisse	Wells Fargo Securities

Co-Managers
	MUFG Securities Americas	BNY Mellon Capital Markets
	RBC Capital Markets	Academy Securities
	U.S. Bancorp Investments	Loop Capital Markets
	TD Securities	Samuel A. Ramirez & Co.
	SG Americas Securities	The Williams Capital Group

(2)	Names of Issuers: CBS Corporation

(3)	Title of Securities: CBS 3.375 02/15/28, C#124857AT0

(4)	Date of First Offering: 06/26/2017

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.027

Comparable Securities
1) ETR 3.12 09/01/27, C#29364WAZ1
2) PNC 3.15 05/19/27, C#693475AT2
3) LLY 3.1 05/15/27, C#532457BP2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 131 years

(9)	Trade Date: 06/26/2017

(10)	Portfolio Assets on Trade Date: $1,254,163,139

(11)	Price Paid per Unit: $99.027

(12)	Total Price Paid by Portfolio:
765,000 bonds @ $99.027 = $757,556.55

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.027 = $14,854,050.00

(14)	% of Portfolio Assets Applied to Purchase
.060%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
131 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	SMBC Nikko
	Citigroup	Wells Fargo Securities

Co-Managers
	BNP Paribas	Societe Generale
	Credit Agricole	BB&T Capital Markets
	HSBC	Loop Capital Markets

(2)	Names of Issuers: Enbridge Inc.

(3)	Title of Securities: ENBCN 2.9 07/15/22, C#29250NAQ8

(4)	Date of First Offering: 06/27/2017

(5)	Amount of Total Offering: 700,000,000

(6)	Unit Price of Offering: $99.916

Comparable Securities
1) MS 2.75 05/19/22, C#61744YAH1
2) KO 2.2 05/25/22, C#191216CF5
3) SPG 2.625 06/15/22, C#828807DB0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 68 years

(9)	Trade Date: 06/27/2017

(10)	Portfolio Assets on Trade Date: $1,250,685,927

(11)	Price Paid per Unit: $99.916

(12)	Total Price Paid by Portfolio:
1,020,000 bonds @ $99.916 = $1,019,143.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.916 = $19,983,200.00

1

(14)	% of Portfolio Assets Applied to Purchase
.081%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
68 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	SMBC Nikko
	Citigroup	Wells Fargo Securities

Co-Managers
	BNP Paribas	Societe Generale
	Credit Agricole	BB&T Capital Markets
	HSBC	Loop Capital Markets

(2)	Names of Issuers: Enbridge Inc.

(3)	Title of Securities: ENBCN 3.7 07/15/27, C#29250NAR6

(4)	Date of First Offering: 06/27/2017

(5)	Amount of Total Offering: 700,000,000

(6)	Unit Price of Offering: $99.974

Comparable Securities
1) ETR 3.12 09/01/27, C#29364WAZ1
2) PNC 3.15 05/19/27, C#693475AT2
3) LLY 3.1 05/15/27, C#532457BP2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 68 years

(9)	Trade Date: 06/27/2017

(10)	Portfolio Assets on Trade Date: $1,250,685,927

(11)	Price Paid per Unit: $99.974

(12)	Total Price Paid by Portfolio:
1,275,000 bonds @ $99.974 = $1,274,668.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.974 = $24,993,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
68 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Wells Fargo Securities	U.S. Bancorp Investments
	J.P. Morgan	PNC Capital Markets
	BofA Merrill Lynch	Regions Securities
	SunTrust Robinson Humphrey	Mizuho Securities

Co-Managers
	BB&T Capital Markets	TD Securities
	RBC Capital Markets	Comerica Securities
SMBC Nikko

(2)	Names of Issuers: Regency Centers, L.P.

(3)	Title of Securities: REG 3.6 02/01/27, C#75884RAV5

(4)	Date of First Offering: 06/27/17 (reissuance of 01/17/17 deal)

(5)	Amount of Total Offering: 175,000,000

(6)	Unit Price of Offering: $100.379

Comparable Securities
1) ETR 3.12 09/01/27, C#29364WAZ1
2) PNC 3.15 05/19/27, C#693475AT2
3) LLY 3.1 05/15/27, C#532457BP2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 54 years

(9)	Trade Date: 06/27/17

(10)	Portfolio Assets on Trade Date: $1,250,685,927

(11)	Price Paid per Unit: $100.379

(12)	Total Price Paid by Portfolio:
408,000 bonds @ $100.379 = $415,829.52

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
8,000,000 bonds @ $100.379 = $8,153,520.00

(14)	% of Portfolio Assets Applied to Purchase
.033%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
54 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	June 30, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

Rule 10f-3 Report
John Hancock Core Bond Trust
SUMIBK 2.784 07/12/22, 86562MAQ3

Comparable Securities	0	1	2	3
Trade	101450477
Trade Date	07/06/2017	07/06/2017	07/06/2017	07/06/2017
Cusip	86562MAQ3	86562MAQ3	86562MAQ3	86562MAQ3
ComparableCusip	86562MAQ3	056752AH1	37045XBY1	046353AQ1
Description of Security	SUMIBK 2.784 07/12/22	BIDU 2 7/8 07/06/22	GM 3.15 06/30/22	AZN 2 3/8 06/12/22
Name of Issuer	SUMITOMO MITSUI FINL GRP	BAIDU INC	GENERAL MOTORS FI	ASTRAZENECA PLC
Date of Purchase	07/06/2017	06/27/2017	06/27/2017	06/05/2017
Date of Offering Commenced	07/06/2017	06/27/2017	06/27/2017	06/05/2017
Unit Price	100.000	99.470	99.830	99.682
Current Yield	2.784%	2.890%	3.155%	2.383%
Yield To Maturity	2.784%	2.912%	3.187%	2.443%
Principal Amt of Total Offering	2,000,000,000.00	900,000,000.00	1,250,000,000.00	1,000,000,000.00
Underwriting Spread	0.350%	0.275%	0.350%	0.350%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, SMBC Nikko, BofA Merrill Lynch, Citigroup, Barclays Capital, J.P. Morgan, Nomura, Daiwa, HSBC, Credit Agricole, Credit Suisse, UBS, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	NIKKO SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,275,000.00
% Offering Purchased by Fund	0.064%
% of Offering Purchased by Associated Accounts	2.436%
Sum of % of Offering Purchased	2.50%
% Fund Assets Applied to Purchase	0.103%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
SUMIBK 2.784 07/12/22, 86562MAQ3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
ISPIM 3 1/8 07/14/22, 46115HAZ0

Comparable Securities	0	1	2	3
Trade	101484242
Trade Date	07/10/2017	07/10/2017	07/10/2017	07/10/2017
Cusip	46115HAZ0	46115HAZ0	46115HAZ0	46115HAZ0
ComparableCusip	46115HAZ0	056752AH1	37045XBY1	046353AQ1
Description of Security	ISPIM 3 1/8 07/14/22	BIDU 2 7/8 07/06/22	GM 3.15 06/30/22	AZN 2 3/8 06/12/22
Name of Issuer	INTESA SANPAOLO SPA	BAIDU INC	GENERAL MOTORS FI	ASTRAZENECA PLC
Date of Purchase	07/10/2017	06/27/2017	06/27/2017	06/05/2017
Date of Offering Commenced	07/10/2017	06/27/2017	06/27/2017	06/05/2017
Unit Price	99.844	99.470	99.830	99.682
Current Yield	3.130%	2.890%	3.155%	2.383%
Yield To Maturity	3.159%	2.765%	3.187%	2.315%
Principal Amt of Total Offering	1,250,000,000.00	900,000,000.00	1,250,000,000.00	1,000,000,000.00
Underwriting Spread	0.350%	0.275%	0.350%	0.350%
Names of Underwriters (prospectus may be attached)	Banca IMI, BofA Merrill Lynch, Citigroup, Goldman Sachs, J.P. Morgan, Morgan Stanley, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,555,000.00
% Offering Purchased by Fund	0.124%
% of Offering Purchased by Associated Accounts	2.676%
Sum of % of Offering Purchased	2.80%
% Fund Assets Applied to Purchase	0.125%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
ISPIM 3 1/8 07/14/22, 46115HAZ0

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
ISPIM 3 7/8 07/14/27, 46115HBB2

Comparable Securities	0	1	2	3
Trade	101484520
Trade Date	07/10/2017	07/10/2017	07/10/2017	07/10/2017
Cusip	46115HBB2	46115HBB2	46115HBB2	46115HBB2
ComparableCusip	46115HBB2	03027XAP5	042735BF6	046353AN8
Description of Security	ISPIM 3 7/8 07/14/27	AMT 3.55 07/15/27	ARW 3 7/8 01/12/28	AZN 3 1/8 06/12/27
Name of Issuer	INTESA SANPAOLO SPA	AMERICAN TOWER C	ARROW ELECTRONIC	ASTRAZENECA PLC
Date of Purchase	07/10/2017	06/27/2017	06/01/2017	06/05/2017
Date of Offering Commenced	07/10/2017	06/27/2017	06/01/2017	06/05/2017
Unit Price	99.786	99.773	99.575	99.490
Current Yield	3.883%	3.558%	3.892%	3.141%
Yield To Maturity	3.901%	3.561%	3.924%	3.071%
Principal Amt of Total Offering	1,250,000,000.00	750,000,000.00	500,000,000.00	750,000,000.00
Underwriting Spread	0.450%	0.650%	0.650%	0.450%
Names of Underwriters (prospectus may be attached)	Banca IMI, BofA Merrill Lynch, Citigroup, Goldman Sachs, J.P. Morgan, Morgan Stanley, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,290,000.00
% Offering Purchased by Fund	0.103%
% of Offering Purchased by Associated Accounts	2.697%
Sum of % of Offering Purchased	2.80%
% Fund Assets Applied to Purchase	0.104%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
ISPIM 3 7/8 07/14/27, 46115HBB2

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
OKE 4 07/13/27, 682680AS2

Comparable Securities	0	1	2	3
Trade	101481029
Trade Date	07/10/2017	07/10/2017	07/10/2017	07/10/2017
Cusip	682680AS2	682680AS2	682680AS2	682680AS2
ComparableCusip	682680AS2	03027XAP5	042735BF6	046353AN8
Description of Security	OKE 4 07/13/27	AMT 3.55 07/15/27	ARW 3 7/8 01/12/28	AZN 3 1/8 06/12/27
Name of Issuer	ONEOK INC	AMERICAN TOWER C	ARROW ELECTRONIC	ASTRAZENECA PLC
Date of Purchase	07/10/2017	06/27/2017	06/01/2017	06/05/2017
Date of Offering Commenced	07/10/2017	06/27/2017	06/01/2017	06/05/2017
Unit Price	99.845	99.773	99.575	99.490
Current Yield	4.006%	3.558%	3.892%	3.141%
Yield To Maturity	4.019%	3.680%	3.924%	3.155%
Principal Amt of Total Offering	500,000,000.00	750,000,000.00	500,000,000.00	750,000,000.00
Underwriting Spread	0.650%	0.650%	0.650%	0.450%
Names of Underwriters (prospectus may be attached)

Citigroup, Barclays,
BofA Merrill Lynch,
Mizuho, Credit Suisse,
Goldman Sachs, J.P.
Morgan, Morgan
Stanley, MUFG
Securities, PNC Capital
Markets, SMBC Nikko,
TD Securities, U.S.
Bancorp, Wells Fargo,
BB&T Capital Markets,
BOK Financial
Securities, Regions
Securities

Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	510,000.00
% Offering Purchased by Fund	0.102%
% of Offering Purchased by Associated Accounts	2.898%
Sum of % of Offering Purchased	3.0%
% Fund Assets Applied to Purchase	0.041%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
OKE 4 07/13/27, 682680AS2

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
OKE 4.95 07/13/47, 682680AT0

Comparable Securities	0	1	2	3
Trade	101481170
Trade Date	07/10/2017	07/10/2017	07/10/2017	07/10/2017
Cusip	682680AT0	682680AT0	682680AT0	682680AT0
ComparableCusip	682680AT0	485134B02	384802AD6	458140AY6
Description of Security	OKE 4.95 07/13/47	GXP 4.2 06/15/47	GWW 4.2 05/15/47	INTC 4.1 05/11/47
Name of Issuer	ONEOK INC	KANSAS CITY POWER	WW GRAINGER INC	INTEL CORP
Date of Purchase	07/10/2017	06/13/2017	05/15/2017	05/08/2017
Date of Offering Commenced	07/10/2017	06/13/2017	05/15/2017	05/08/2017
Unit Price	98.753	99.729	99.646	99.419
Current Yield	5.013%	4.211%	4.215%	4.124%
Yield To Maturity	5.031%	4.136%	4.221%	4.134%
Principal Amt of Total Offering	700,000,000.00	300,000,000.00	400,000,000.00	1,000,000,000.00
Underwriting Spread	0.875%	0.875%	0.875%	0.400%
Names of Underwriters (prospectus may be attached)	Citigroup, Barclays,
BofA Merrill Lynch,
Mizuho, Credit Suisse,
Goldman Sachs, J.P.
Morgan, Morgan
Stanley, MUFG, PNC
Capital Markets, SMBC
Nikko, TD Securities,
U.S. Bancorp, Wells
Fargo, BB&T Capital
Markets, BOK Financial
Securities, Regions
	Securities
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	765,000.00
% Offering Purchased by Fund	0.109%
% of Offering Purchased by Associated Accounts	2.031%
Sum of % of Offering Purchased	2.14%
% Fund Assets Applied to Purchase	0.062%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
OKE 4.95 07/13/47, 682680AT0

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
SOV 4.4 07/13/27, 80282KAN6

Comparable Securities	0	1	2	3
Trade	101481274
Trade Date	07/10/2017	07/10/2017	07/10/2017	07/10/2017
Cusip	80282KAN6	80282KAN6	80282KAN6	80282KAN6
ComparableCusip	80282KAN6	03027XAP5	042735BF6	046353AN8
Description of Security	SOV 4.4 07/13/27	AMT 3.55 07/15/27	ARW 3 7/8 01/12/28	AZN 3 1/8 06/12/27
Name of Issuer	SANTANDER HOLDINGS USA	AMERICAN TOWER C	ARROW ELECTRONIC	ASTRAZENECA PLC
Date of Purchase	07/10/2017	06/27/2017	06/01/2017	06/05/2017
Date of Offering Commenced	07/10/2017	06/27/2017	06/01/2017	06/05/2017
Unit Price	99.816	99.773	99.575	99.490
Current Yield	4.408%	3.558%	3.892%	3.141%
Yield To Maturity	4.423%	3.561%	3.924%	3.071%
Principal Amt of Total Offering	800,000,000.00	750,000,000.00	500,000,000.00	750,000,000.00
Underwriting Spread	0.450%	0.650%	0.650%	0.450%
Names of Underwriters (prospectus may be attached)	Barclays, Citigroup, Santander, RBC Capital Markets, Deutsche Bank, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	BARCLAYS BANK
Years of Continuous Operation	3 or more
Amount Purchased	865,000.00
% Offering Purchased by Fund	0.108%
% of Offering Purchased by Associated Accounts	5.272%
Sum of % of Offering Purchased	5.38%
% Fund Assets Applied to Purchase	0.070%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
SOV 4.4 07/13/27, 80282KAN6

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
NAVSL 2017-4A A3, 63940AAC2

Comparable Securities	0	1	2	3
Trade	101551830
Trade Date	07/18/2017	07/18/2017	07/18/2017	07/18/2017
Cusip	63940AAC2	63940AAC2	63940AAC2	63940AAC2
ComparableCusip	63940AAC2	02005AGB8	89190BAE8	02582JHE3
Description of Security	NAVSL 2017-4A A3	AMOT 2017-2 A	TAOT 2017-B A4	AMXCA 2017-3 A
Name of Issuer	NAVSL 2017-4A A3	ALLY MASTER OWNE	Toyota Auto Receivable	AMERICAN EXPRESS
Date of Purchase	07/18/2017
Date of Offering Commenced		06/20/2017	05/09/2017	04/18/2017
Unit Price	100.000	100.000	99.973	99.981
Current Yield	1.000%	1.569%	2.051%	1.770%
Yield To Maturity	2.239%	1.554%	2.060%	1.810%
Principal Amt of Total Offering	472,000,000.00	250,000,000.00	132,260,000.00	1,700,000,000.00
Underwriting Spread	0.300%	0.250%	0.250%	0.250%
Names of Underwriters (prospectus may be attached)	RBC Capital Markets, Wells Fargo, Barclays, Credit Suisse, J.P. Morgan, Merrill Lynch
Name(s) Dealer(s) from whom security was purchased	RBC DAIN RAUSCHER
Years of Continuous Operation	3 or more
Amount Purchased	3,738,000.00
% Offering Purchased by Fund	0.792%
% of Offering Purchased by Associated Accounts	15.098%
Sum of % of Offering Purchased	15.89%
% Fund Assets Applied to Purchase	0.300%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
NAVSL 2017-4A A3, 63940AAC2

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
ATDBCN 3.55 07/26/27, 01626PAH9

Comparable Securities	0	1	2	3
Trade	101560939
Trade Date	07/19/2017	07/19/2017	07/19/2017	07/19/2017
Cusip	01626PAH9	01626PAH9	01626PAH9	01626PAH9
ComparableCusip	01626PAH9	606822AR5	056752AJ7	037833CX6
Description of Security	ATDBCN 3.55 07/26/27	MUFG 3.287 07/25/27	BIDU 3 5/8 07/06/27	AAPL 3 06/20/27
Name of Issuer	ALIMENTATION COUCHE-TARD	MITSUBISHI UFJ FIN G	BAIDU INC	APPLE INC
Date of Purchase	07/19/2017	07/18/2017	06/27/2017	06/13/2017
Date of Offering Commenced	07/19/2017	07/18/2017	06/27/2017	06/13/2017
Unit Price	99.866	100.000	99.576	99.769
Current Yield	3.555%	3.287%	3.640%	3.007%
Yield To Maturity	3.566%	3.212%	3.501%	3.011%
Principal Amt of Total Offering	1,000,000,000.00	1,000,000,000.00	600,000,000.00	1,000,000,000.00
Underwriting Spread	0.650%	0.450%	0.275%	0.200%
Names of Underwriters (prospectus may be attached)	HSBC, MUFG, Rabo, Scotia, Wells Fargo, BMO, Desjardins, Deutsche Bank, National Bank of Canada, PNC, RBC, SMBC Nikko
Name(s) Dealer(s) from whom security was purchased	HSBC SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	935,000.00
% Offering Purchased by Fund	0.094%
% of Offering Purchased by Associated Accounts	1.41%
Sum of % of Offering Purchased	1.50%
% Fund Assets Applied to Purchase	0.075%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
ATDBCN 3.55 07/26/27, 01626PAH9

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
ATDBCN 2.7 07/26/22, 01626PAJS

Comparable Securities	0	1	2	3
Trade	101560895
Trade Date	07/19/2017	07/19/2017	07/19/2017	07/19/2017
Cusip	01626PAJ5	01626PAJ5	01626PAJ5	01626PAJ5
ComparableCusip	01626PAJ5	025816BM0	606822AP9	37045XBY1
Description of Security	ATDBCN 2.7 07/26/22	AXP 2 1/2 08/01/22	MUFG 2.665 07/25/22	GM 3.15 06/30/22
Name of Issuer	ALIMENTATION COUCHE-TARD	AMERICAN EXPRESS	MITSUBISHI UFJ FIN G	GENERAL MOTORS FI
Date of Purchase	07/19/2017	07/27/2017	07/18/2017	06/27/2017
Date of Offering Commenced	07/19/2017	07/27/2017	07/18/2017	06/27/2017
Unit Price	99.907	99.921	100.000	99.830
Current Yield	2.703%	2.502%	2.665%	3.155%
Yield To Maturity	2.720%	2.517%	2.645%	3.187%
Principal Amt of Total Offering	1,000,000,000.00	1,850,000,000.00	2,000,000,000.00	1,250,000,000.00
Underwriting Spread	0.600%	0.350%	0.350%	0.350%
Names of Underwriters (prospectus may be attached)	HSBC, Mitsubishi UFJ, Rabobank, Scotiabank, Wells Fargo, BMO Capital Markets, Deutsche Bank, Mouvement des caisses Desjardins, National Bank Financial, PNC, RBC , Sumitomo Mitsui
Name(s) Dealer(s) from whom security was purchased	MUFG SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,575,000.00
% Offering Purchased by Fund	0.158%
% of Offering Purchased by Associated Accounts	2.34%
Sum of % of Offering Purchased	2.50%
% Fund Assets Applied to Purchase	0.127%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
ATDBCN 2.7 07/26/22, 01626PAJS

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
CHD 2.45 08/01/22, 171340AK8

Comparable Securities	0	1	2	3
Trade	101567904
Trade Date	07/20/2017	07/20/2017	07/20/2017	07/20/2017
Cusip	171340AK8	171340AK8	171340AK8	171340AK8
ComparableCusip	171340AK8	056752AH1	37045XBY1	046353AQ1
Description of Security	CHD 2.45 08/01/22	BIDU 2 7/8 07/06/22	GM 3.15 06/30/22	AZN 2 3/8 06/12/22
Name of Issuer	CHURCH & DWIGHT CO INC	BAIDU INC	GENERAL MOTORS FI	ASTRAZENECA PLC
Date of Purchase	07/20/2017	06/27/2017	06/27/2017	06/05/2017
Date of Offering Commenced	07/20/2017	06/27/2017	06/27/2017	06/05/2017
Unit Price	99.878	99.470	99.830	99.682
Current Yield	2.453%	2.890%	3.155%	2.383%
Yield To Maturity	2.476%	2.747%	3.187%	2.372%
Principal Amt of Total Offering	300,000,000.00	900,000,000.00	1,250,000,000.00	1,000,000,000.00
Underwriting Spread	0.600%	0.275%	0.350%	0.350%
Names of Underwriters (prospectus may be attached)	BofA Merrill Lynch, MUFG Securities,Wells Fargo, SunTrust Robinson Humphrey, Deutsche Bank, HSBC, Scotia Capital, BMO Capital, Citizens Capital, Lloyds Securities, Commonwealth Bank of Australia
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	355,000.00
% Offering Purchased by Fund	0.118%
% of Offering Purchased by Associated Accounts	2.2.2%
Sum of % of Offering Purchased	2.33%
% Fund Assets Applied to Purchase	0.029%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
CHD 2.45 08/01/22, 171340AK8

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund's Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
CHD 3.95 08/01/47, 171340AL6

Comparable Securities	0	1	2	3
Trade	101567987
Trade Date	07/20/2017	07/20/2017	07/20/2017	07/20/2017
Cusip	171340AL6	171340AL6	171340AL6	171340AL6
ComparableCusip	171340AL6	485134B02	384802AD6	458140AY6
Description of Security	CHD 3.95 08/01/47	GXP 4.2 06/15/47	GWW 4.2 05/15/47	INTC 4.1 05/11/47
Name of Issuer	CHURCH & DWIGHT CO INC	KANSAS CITY POWER	WW GRAINGER INC	INTEL CORP
Date of Purchase	07/20/2017	06/13/2017	05/15/2017	05/08/2017
Date of Offering Commenced	07/20/2017	06/13/2017	05/15/2017	05/08/2017
Unit Price	99.268	99.729	99.646	99.419
Current Yield	3.979%	4.211%	4.215%	4.124%
Yield To Maturity	3.992%	4.011%	4.221%	4.134%
Principal Amt of Total Offering	400,000,000.00	300,000,000.00	400,000,000.00	1,000,000,000.00
Underwriting Spread	0.875%	0.875%	0.875%	0.400%
Names of Underwriters (prospectus may be attached)	BofA Merrill Lynch,
MUFG Securities, Wells
Fargo Securities,
SunTrust Robinson
Humphrey, Deutsche
Bank Securities, HSBC
Securities, Scotia
Capital, BMO Capital
Markets, Citizens
Capital Markets, Lloyds
Securities,
Commonwealth Bank of
	Australia

Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	355,000.00
% Offering Purchased by Fund	0.089%
% of Offering Purchased by Associated Accounts	1.661%
Sum of % of Offering Purchased	1.75%
% Fund Assets Applied to Purchase	0.029%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
CHD 3.95 08/01/47, 171340AL6

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund's Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
CHD 3.15 08/01/27, 171340AN2

Comparable Securities	0	1	2	3
Trade	101567819
Trade Date	07/20/2017	07/20/2017	07/20/2017	07/20/2017
Cusip	171340AN2	171340AN2	171340AN2	171340AN2
ComparableCusip	171340AN2	03027XAP5	042735BF6	046353AN8
Description of Security	CHD 3.15 08/01/27	AMT 3.55 07/15/27	ARW 3 7/8 01/12/28	AZN 3 1/8 06/12/27
Name of Issuer	CHURCH & DWIGHT CO INC	AMERICAN TOWER C	ARROW ELECTRONIC	ASTRAZENECA PLC
Date of Purchase	07/20/2017	06/27/2017	06/01/2017	06/05/2017
Date of Offering Commenced	07/20/2017	06/27/2017	06/01/2017	06/05/2017
Unit Price	99.897	99.773	99.575	99.490
Current Yield	3.153%	3.558%	3.892%	3.141%
Yield To Maturity	3.162%	3.602%	3.924%	3.158%
Principal Amt of Total Offering	425,000,000.00	750,000,000.00	500,000,000.00	750,000,000.00
Underwriting Spread	0.650%	0.650%	0.650%	0.450%
Names of Underwriters (prospectus may be attached)	BofA Merrill Lynch, MUFG Securities, Wells Fargo , SunTrust Robinson Humphrey, Deutsche Bank, HSBC, Scotia Capital, BMO Capital, Citizens Capital Markets, Lloyds Securities, Commonwealth Bank of Australia
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	355,000.00
% Offering Purchased by Fund	0.084%
% of Offering Purchased by Associated Accounts	1.566%
Sum of % of Offering Purchased	1.65%
% Fund Assets Applied to Purchase	0.029%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
CHD 3.15 08/01/27, 171340AN2

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund's Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
AMXCA 2017-5 A, 02588NAA3

Comparable Securities	0	1	2	3
Trade	101581886
Trade Date	07/24/2017	07/24/2017	07/24/2017	07/24/2017
Cusip	02588NAA3	02588NAA3	02588NAA3	02588NAA3
ComparableCusip	02588NAA3	17305EGB5	89190BAE8	02582JHE3
Description of Security	AMXCA 2017-5 A	CCCIT 2017-A3 A3	TAOT 2017-B A4	AMXCA 2017-3 A
Name of Issuer	AMXCA 2017-5 A	CITIBANK CREDIT CA	Toyota Auto Receivable	AMERICAN EXPRESS
Date of Purchase	07/24/2017
Date of Offering Commenced		04/04/2017	05/09/2017	04/18/2017
Unit Price	100.000	100.267	99.973	99.981
Current Yield	1.632%	1.915%	2.051%	1.770%
Yield To Maturity	0%	1.752%	2.060%	1.809%
Principal Amt of Total Offering	500,000,000.00	1,900,000,000.00	132,260,000.00	1,700,000,000.00
Underwriting Spread	0.275%	0.250%	0.300%	0.250%
Names of Underwriters (prospectus may be attached)	Citigroup, Wells Fargo Securities, HSBC, Lloyds Securities, TD Securities, CastleOak Securities, Mischler Financial Group
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL MBS 274
Years of Continuous Operation	3 or more
Amount Purchased	1,998,000.00
% Offering Purchased by Fund	0.400%
% of Offering Purchased by Associated Accounts	7.60%
Sum of % of Offering Purchased	8.00%
% Fund Assets Applied to Purchase	0.161%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
AMXCA 2017-5 A, 02588NAA3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund's Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
DROCK 2017-2 A, 06742LAPS

Comparable Securities	0	1	2	3
Trade	101581152
Trade Date	07/24/2017	07/24/2017	07/24/2017	07/24/2017
Cusip	06742LAP8	06742LAP8	06742LAP8	06742LAP8
ComparableCusip	06742LAP8	17305EGB5	89190BAE8	02582JHE3
Description of Security	DROCK 2017-2 A	CCCIT 2017-A3 A3	TAOT 2017-B A4	AMXCA 2017-3 A
Name of Issuer	DROCK 2017-2 A	CITIBANK CREDIT CA	Toyota Auto Receivable	AMERICAN EXPRESS
Date of Purchase	07/24/2017
Date of Offering Commenced		04/04/2017	05/09/2017	04/18/2017
Unit Price	100.000	100.267	99.973	99.981
Current Yield	1.523%	1.915%	2.051%	1.770%
Yield To Maturity	1.537%	1.752%	2.060%	1.809%
Principal Amt of Total Offering	650,000,000.00	1,900,000,000.00	132,260,000.00	1,700,000,000.00
Underwriting Spread	0.225%	0.250%	0.300%	0.250%
	Barclays, J.P. Morgan,
Names of Underwriters (prospectus may be attached)	MUFG, Scotiabank,
	Wells Fargo Securities
Name(s) Dealer(s) from whom security was purchased	BARCLAYS MBS
Years of Continuous Operation	3 or more
Amount Purchased	2,033,000.00
% Offering Purchased by Fund	0.313%
% of Offering Purchased by Associated Accounts	7.377%
Sum of % of Offering Purchased	7.69%
% Fund Assets Applied to Purchase	0.164%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
DROCK 2017-2 A, 06742LAPS

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund's Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
T 2.85 02/14/23, 00206REK4

Comparable Securities	0	1	2	3
Trade	101610744
Trade Date	07/27/2017	07/27/2017	07/27/2017	07/27/2017
Cusip	00206REK4	00206REK4	00206REK4	00206REK4
ComparableCusip	00206REK4	056752AH1	37045XBY1	046353AQ1
Description of Security	T 2.85 02/14/23	BIDU 2 7/8 07/06/22	GM 3.15 06/30/22	AZN 2 3/8 06/12/22
Name of Issuer	AT&T INC	BAIDU INC	GENERAL MOTORS FI	ASTRAZENECA PLC
Date of Purchase	07/27/2017	06/27/2017	06/27/2017	06/05/2017
Date of Offering Commenced	07/27/2017	06/27/2017	06/27/2017	06/05/2017
Unit Price	99.984	99.470	99.830	99.682
Current Yield	2.850%	2.890%	3.155%	2.383%
Yield To Maturity	2.853%	2.720%	3.187%	2.357%
Principal Amt of Total Offering	1,750,000,000.00	900,000,000.00	1,250,000,000.00	1,000,000,000.00
Underwriting Spread	0.300%	0.275%	0.350%	0.350%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, J.P.
Morgan, Merrill Lynch,
Mizuho, MUFG, Credit
Suisse, Deutsche Bank,
RBC Capital, Wells
Fargo, BBVA,
Santander, TD
Securities, Loop
Capital, BNY Mellon,
U.S. Bancorp,
CastleOak, C.I. King,
Samuel A. Ramirez,
Siebert Cisneros Shank,
Williams Capital Group,
Academy Securities,
Drexel Hamilton, MFR
Securities, Mischler
Financial, Apto
	Partners, Blaylock Van

Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,525,000.00
% Offering Purchased by Fund	0.087%
% of Offering Purchased by Associated Accounts	2.943%
Sum of % of Offering Purchased	3.03%
% Fund Assets Applied to Purchase	0.123%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
T 2.85 02/14/23, 00206REK4

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
T 3.4 08/14/24, 00206REL2

Comparable Securities	0	1	2	3
Trade	101610504
Trade Date	07/27/2017	07/27/2017	07/27/2017	07/27/2017
Cusip	00206REL2	00206REL2	00206REL2	00206REL2
ComparableCusip	00206REL2	458140BE9	904764AX5	882508BB9
Description of Security	T 3.4 08/14/24	INTC 2.7 06/17/24	UNANA 2.6 05/05/24	TXN 2 5/8 05/15/24
Name of Issuer	AT&T INC	INTEL CORP	UNILEVER CAPITAL C	TEXAS INSTRUMENTS
Date of Purchase	07/27/2017	06/13/2017	05/02/2017	04/27/2017
Date of Offering Commenced	07/27/2017	06/13/2017	05/02/2017	04/27/2017
Unit Price	99.832	99.987	99.007	99.231
Current Yield	3.406%	2.700%	2.626%	2.645%
Yield To Maturity	3.427%	2.594%	2.719%	2.746%
Principal Amt of Total Offering	3,000,000,000.00	600,000,000.00	500,000,000.00	300,000,000.00
Underwriting Spread	0.350%	0.150%	0.400%	0.400%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, J.P.
Morgan, Merrill Lynch,
Mizuho, MUFG, Credit
Suisse, Deutsche Bank,
RBC Capital Markets,
Wells Fargo, BBVA
Securities,  Santander,
TD Securities, Loop
Capital Markets, BNY
Mellon, U.S. Bancorp,
CastleOak, C.L. King,
Samuel A. Ramirez,
Siebert Cisneros Shank,
The Williams Capital
Group, Academy
Securities, Drexel
Hamilton, MFR
Securities, Mischler
Financial Group, Apto
	Partners, Blaylock Van

Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,015,000.00
% Offering Purchased by Fund	0.034%
% of Offering Purchased by Associated Accounts	.696%
Sum of % of Offering Purchased	.73%
% Fund Assets Applied to Purchase	0.082%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
T 3.4 08/14/24, 00206REL2

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
T 3.9 08/14/27, 00206REM0

Comparable Securities	0	1	2	3
Trade	101610289
Trade Date	07/27/2017	07/27/2017	07/27/2017	07/27/2017
Cusip	00206REM0	00206REM0	00206REM0	00206REM0
ComparableCusip	00206REM0	03027XAP5	042735BF6	046353AN8
Description of Security	T 3.9 08/14/27	AMT 3.55 07/15/27	ARW 3 7/8 01/12/28	AZN 3 1/8 06/12/27
Name of Issuer	AT&T INC	AMERICAN TOWER C	ARROW ELECTRONIC	ASTRAZENECA PLC
Date of Purchase	07/27/2017	06/27/2017	06/01/2017	06/05/2017
Date of Offering Commenced	07/27/2017	06/27/2017	06/01/2017	06/05/2017
Unit Price	99.827	99.773	99.575	99.490
Current Yield	3.907%	3.558%	3.892%	3.141%
Yield To Maturity	3.921%	3.586%	3.924%	3.122%
Principal Amt of Total Offering	5,000,000,000.00	750,000,000.00	500,000,000.00	750,000,000.00
Underwriting Spread	0.400%	0.650%	0.650%	0.450%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, Merrill
Lynch, Mizuho, MUFG,
Credit Suisse, Deutsche
Bank, RBC Capital
Markets, Wells Fargo,
BBVA Securities,
Santander, TD
Securities, Loop Capital
Markets, BNY Mellon,
U.S. Bancorp,
CastleOak, C.I. King,
Samuel A. Ramirez,
Siebert Cisneros Shank,
The Williams Capital
Group, Academy
Securities, Drexel
Hamilton, MFR
Securities, Mischler
Financial Group, Apto
	Partners, Blaylock Van

Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	2,030,000.00
% Offering Purchased by Fund	0.041%
% of Offering Purchased by Associated Accounts	1.919%
Sum of % of Offering Purchased	1.96%
% Fund Assets Applied to Purchase	0.163%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
T 3.9 08/14/27, 00206REM0

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
 T 4.9 08/14/37, 00206REN8

Comparable Securities	0	1	2	3
Trade	101610132
Trade Date	07/27/2017	07/27/2017	07/27/2017	07/27/2017
Cusip	00206REN8	00206REN8	00206REN8	00206REN8
ComparableCusip	00206REN8	92343VDU5	478160CF9	594918BZ6
Description of Security	T 4.9 08/14/37	VZ 5 1/4 03/16/37	JNJ 3 5/8 03/03/37	MSFT 4.1 02/06/37
Name of Issuer	AT&T INC	VERIZON COMMUNIC	JOHNSON & JOHNSO	MICROSOFT CORP
Date of Purchase	07/27/2017	03/13/2017	02/28/2017	01/30/2017
Date of Offering Commenced	07/27/2017	03/13/2017	02/28/2017	01/30/2017
Unit Price	99.822	99.230	99.746	99.783
Current Yield	4.909%	5.291%	3.634%	4.109%
Yield To Maturity	4.914%	5.313%	3.310%	4.116%
Principal Amt of Total Offering	4,500,000,000.00	3,000,000,000.00	1,500,000,000.00	2,500,000,000.00
Underwriting Spread	0.600%	0.600%	0.750%	0.750%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, J.P.
Morgan, Merrill Lynch,
Mizuho, MUFG, Credit
Suisse, Deutsche Bank,
RBC Capital Markets,
Wells Fargo, BBVA,
Santander, TD
Securities, Loop Capital
Markets, BNY Mellon,
U.S. Bancorp,
CastleOak Securities,
C. L. King, Samuel A.
Ramirez, Siebert
Cisneros Shank & Co.,
The Williams Capital
Group, Academy
Securities, Drexel
Hamilton, MFR
Securities, Mischler
Financial, Apto
	Partners, Blaylock Van

Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	660,000.00
% Offering Purchased by Fund	0.015%
% of Offering Purchased by Associated Accounts	.315%
Sum of % of Offering Purchased	.33%
% Fund Assets Applied to Purchase	0.053%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
T 4.9 08/14/37, 00206REN8

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under "Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
T 5.15 02/14/50, 00206REP3

Comparable Securities	0	1	2	3
Trade	101609943
Trade Date	07/27/2017	07/27/2017	07/27/2017	07/27/2017
Cusip	00206REP3	00206REP3	00206REP3	00206REP3
ComparableCusip	00206REP3	485134BQ2	384802AD6	458140AY6
Description of Security	T 5.15 02/14/50	GXP 4.2 06/15/47	GWW 4.2 05/15/47	INTC 4.1 05/11/47
Name of Issuer	AT&T INC	KANSAS CITY POWER	WW GRAINGER INC	INTEL CORP
Date of Purchase	07/27/2017	06/13/2017	05/15/2017	05/08/2017
Date of Offering Commenced	07/27/2017	06/13/2017	05/15/2017	05/08/2017
Unit Price	99.779	99.729	99.646	99.419
Current Yield	5.161%	4.211%	4.215%	4.124%
Yield To Maturity	5.164%	3.980%	4.221%	4.076%
Principal Amt of Total Offering	5,000,000,000.00	300,000,000.00	400,000,000.00	1,000,000,000.00
Underwriting Spread	0.750%	0.875%	0.875%	0.400%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, J.P.
Morgan, Merrill Lynch,
Mizuho, MUFG, Credit
Suisse, Deutsche Bank,
RBC Capital, Wells
Fargo, BBVA Securities,
Santander, TD
Securities, Loop Capital
Markets, BNY Mellon,
U.S. Bancorp,
CastleOak Securities,
C. L. King, Samuel A.
Ramirez, Siebert
Cisneros Shank, The
Williams Capital Group,
Academy Securities,
Drexel Hamilton, MFR
Securities, Mischler
Financial Group, Apto
	Partners, Blaylock Van,

Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,170,000.00
% Offering Purchased by Fund	0.023%
% of Offering Purchased by Associated Accounts	1.377%
Sum of % of Offering Purchased	1.40%
% Fund Assets Applied to Purchase	0.094%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
T 5.15 02/14/50, 00206REP3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under "Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
T 5.3 08/14/58, 00206REQ1

Comparable Securities	0	1	2	3
Trade	101609864
Trade Date	07/27/2017	07/27/2017	07/27/2017	07/27/2017
Cusip	00206REQ1	00206REQ1	00206REQ1	00206REQ1
ComparableCusip	00206REQ1	594918CB8	209111FK4	92343VDV3
Description of Security	T 5.3 08/14/58	MSFT 4 1/2 02/06/57	ED 4.3 12/01/56	VZ 5 1/2 03/16/47
Name of Issuer	AT&T INC	MICROSOFT CORP	CONSOLIDATED EDIS	VERIZON COMMUNIC
Date of Purchase	07/27/2017	01/30/2017	11/10/2016	03/13/2017
Date of Offering Commenced	07/27/2017	01/30/2017	11/10/2016	03/13/2017
Unit Price	99.766	99.705	99.129	99.810
Current Yield	5.312%	4.513%	4.338%	5.510%
Yield To Maturity	5.314%	4.516%	4.346%	5.513%
Principal Amt of Total Offering	2,500,000,000.00	2,000,000,000.00	500,000,000.00	1,500,000,000.00
Underwriting Spread	0.800%	0.750%	0.875%	0.750%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, J.P.
Morgan, Merrill Lynch,
Mizuho, MUFG, Credit
Suisse, Deutsche Bank,
RBC, Wells Fargo,
BBVA, Santander, TD
Securities, Loop Capital
Markets, BNY Mellon,
U.S. Bancorp,
CastleOak, C.L. King,
Samuel A. Ramirez,
Siebert Cisneros Shank,
The Williams Capital
Group, Academy
Securities, Drexel
Hamilton, MFR
Securities, Mischler
Financial, Apto
	Partners, Blaylock Van

Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,270,000.00
% Offering Purchased by Fund	0.051%
% of Offering Purchased by Associated Accounts	.949%
Sum of % of Offering Purchased	1%
% Fund Assets Applied to Purchase	0.102%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
T 5.3 08/14/58, 00206REQ1

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
CMCSA 3.15 02/15/28, 20030NCA7

Comparable Securities	0	1	2	3
Trade	101644454
Trade Date	08/01/2017	08/01/2017	08/01/2017	08/01/2017
Cusip	20030NCA7	20030NCA7	20030NCA7	20030NCA7
ComparableCusip	20030NCA7	606822AR5	056752AJ7	037833CX6
Description of Security	CMCSA 3.15 02/15/28	MUFG 3.287 07/25/27	BIDU 3 5/8 07/06/27	AAPL 3 06/20/27
Name of Issuer	COMCAST CORP	MITSUBISHI UFJ FIN G	BAIDU INC	APPLE INC
Date of Purchase	08/01/2017	07/18/2017	06/27/2017	06/13/2017
Date of Offering Commenced	08/01/2017	07/18/2017	06/27/2017	06/13/2017
Unit Price	99.937	100.000	99.576	99.769
Current Yield	3.152%	3.287%	3.640%	3.007%
Yield To Maturity	3.157%	3.240%	3.509%	2.999%
Principal Amt of Total Offering	1,650,000,000.00	1,000,000,000.00	600,000,000.00	1,000,000,000.00
Underwriting Spread	0.400%	0.450%	0.275%	0.200%
Names of Underwriters (prospectus may be attached)	Citigroup, J.P. Morgan,
Mizuho, Credit Suisse,
RBC, SMBC Nikko,
Barclays, BNP Paribas,
Deutsche Bank,
Goldman Sachs, Merrill
Lynch, Morgan Stanley,
TD Securities, Wells
Fargo, Allen & Co.,
Commerz Markets,
DNB Markets, Evercore
Group, PNC Capital
Markets, U.S. Bancorp,
ICBC Standard Bank,
SG Americas, Mischler
Financial Group,
Samuel A. Ramirez &
Co., Academy
Securities, CastleOak
Securities, Drexel
Hamilton, Loop Capital
Markets, Siebert
Cisneros Shank, The
	Williams Capital Group
Name(s) Dealer(s) from whom security was purchased	MIZUHO SEC USA
Years of Continuous Operation	3 or more
Amount Purchased	2,020,000.00
% Offering Purchased by Fund	0.122%
% of Offering Purchased by Associated Accounts	2.298%
Sum of % of Offering Purchased	2.42%
% Fund Assets Applied to Purchase	0.163%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
CMCSA 3.15 02/15/28, 20030NCA7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
DLR 3.7 08/15/27, 25389JAR7

Comparable Securities	0	1	2	3
Trade	101654192
Trade Date	08/02/2017	08/02/2017	08/02/2017	08/02/2017
Cusip	25389JAR7	25389JAR7	25389JAR7	25389JAR7
ComparableCusip	25389JAR7	606822AR5	056752AJ7	037833CX6
Description of Security	DLR 3.7 08/15/27	MUFG 3.287 07/25/27	BIDU 3 5/8 07/06/27	AAPL 3 06/20/27
Name of Issuer	DIGITAL REALTY TRUST LP	MITSUBISHI UFJ FIN G	BAIDU INC	APPLE INC
Date of Purchase	08/02/2017	07/18/2017	06/27/2017	06/13/2017
Date of Offering Commenced	08/02/2017	07/18/2017	06/27/2017	06/13/2017
Unit Price	99.924	100.000	99.576	99.769
Current Yield	3.703%	3.287%	3.640%	3.007%
Yield To Maturity	3.709%	3.212%	3.501%	3.011%
Principal Amt of Total Offering	1,000,000,000.00	1,000,000,000.00	600,000,000.00	1,000,000,000.00
Underwriting Spread	0.650%	0.450%	0.275%	0.200%
Names of Underwriters (prospectus may be attached)	Citigroup, Credit Suisse,
J.P. Morgan, Merrill
Lynch, Morgan Stanley,
Barclays Capital,
Jefferies, Mizuho,
MUFG, Scotia Capital,
SMBC Nikko, SunTrust
Robinson Humphrey,
TD Securities, U.S.
Bancorp, Wells Fargo,
BB&T Capital Markets,
	BBVA, Raymond James
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	760,000.00
% Offering Purchased by Fund	0.076%
% of Offering Purchased by Associated Accounts	2.824%
Sum of % of Offering Purchased	2.90%
% Fund Assets Applied to Purchase	0.061%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
DLR 3.7 08/15/27, 25389JAR7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
DLR 2 3/4 02/01/23, 25389JAS5

Comparable Securities	0	1	2	3
Trade	101654350
Trade Date	08/02/2017	08/02/2017	08/02/2017	08/02/2017
Cusip	25389JAS5	25389JAS5	25389JAS5	25389JAS5
ComparableCusip	25389JAS5	025816BM0	606822AP9	37045XBY1
Description of Security	DLR 2 3/4 02/01/23	AXP 2 1/2 08/01/22	MUFG 2.665 07/25/22	GM 3.15 06/30/22
Name of Issuer	DIGITAL REALTY TRUST LP	AMERICAN EXPRESS	MITSUBISHI UFJ FIN G	GENERAL MOTORS FI
Date of Purchase	08/02/2017	07/27/2017	07/18/2017	06/27/2017
Date of Offering Commenced	08/02/2017	07/27/2017	07/18/2017	06/27/2017
Unit Price	99.930	99.921	100.000	99.830
Current Yield	2.752%	2.502%	2.665%	3.155%
Yield To Maturity	2.764%	2.517%	2.645%	3.187%
Principal Amt of Total Offering	350,000,000.00	1,850,000,000.00	2,000,000,000.00	1,250,000,000.00
Underwriting Spread	0.600%	0.350%	0.350%	0.350%
Names of Underwriters (prospectus may be attached)	Citigroup, Credit Suisse,
J.P. Morgan, Merrill
Lynch, Mogan Stanley,
Barclays Capital,
Jefferies, Mizuho,
MUFG, Scotial Capital,
SMBC Nikko, SunTrust
Robinson Humphrey,
TD Securities, U.S.
Bancorp, Wells Fargo,
BB&T, BBVA, Raymond
	James
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	354,000.00
% Offering Purchased by Fund	0.101%
% of Offering Purchased by Associated Accounts	3.039%
Sum of % of Offering Purchased	3.14%
% Fund Assets Applied to Purchase	0.028%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
DLR 2 3/4 02/01/23, 25389JAS5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
XEL 3.7 08/15/47, 845743BR3

Comparable Securities	0	1	2	3
Trade	101654653
Trade Date	08/02/2017	08/02/2017	08/02/2017	08/02/2017
Cusip	845743BR3	845743BR3	845743BR3	845743BR3
ComparableCusip	845743BR3	485134BQ2	797440BV5	532457BR8
Description of Security	XEL 3.7 08/15/47	GXP 4.2 06/15/47	SRE 3 3/4 06/01/47	LLY 3.95 05/15/47
Name of Issuer	SOUTHWESTERN PUBLIC SERV	KANSAS CITY POWER	SAN DIEGO G & E	ELI LILLY & CO
Date of Purchase	08/02/2017	06/13/2017	06/05/2017	05/04/2017
Date of Offering Commenced	08/02/2017	06/13/2017	06/05/2017	05/04/2017
Unit Price	99.425	99.729	99.554	99.459
Current Yield	3.721%	4.211%	3.767%	3.971%
Yield To Maturity	3.732%	3.996%	3.623%	3.981%
Principal Amt of Total Offering	450,000,000.00	300,000,000.00	400,000,000.00	750,000,000.00
Underwriting Spread	0.875%	0.875%	0.875%	0.875%
Names of Underwriters (prospectus may be attached)	KeyBanc Capital Markets, Mizuho Securities, U.S, Bancorp, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	MIZUHO SEC USA
Years of Continuous Operation	3 or more
Amount Purchased	655,000.00
% Offering Purchased by Fund	0.146%
% of Offering Purchased by Associated Accounts	3.184%
Sum of % of Offering Purchased	3.33%
% Fund Assets Applied to Purchase	0.053%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
XEL 3.7 08/15/47, 845743BR3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
TMO 3.2 08/15/27, 883556BX9

Comparable Securities	0	1	2	3
Trade	101730087
Trade Date	08/10/2017	08/10/2017	08/10/2017	08/10/2017
Cusip	883556BX9	883556BX9	883556BX9	883556BX9
ComparableCusip	883556BX9	606822AR5	056752AJ7	037833CX6
Description of Security	TMO 3.2 08/15/27	MUFG 3.287 07/25/27	BIDU 3 5/8 07/06/27	AAPL 3 06/20/27
Name of Issuer	THERMO FISHER SCIENTIFIC	MITSUBISHI UFJ FIN G	BAIDU INC	APPLE INC
Date of Purchase	08/10/2017	07/18/2017	06/27/2017	06/13/2017
Date of Offering Commenced	08/10/2017	07/18/2017	06/27/2017	06/13/2017
Unit Price	99.263	100.000	99.576	99.769
Current Yield	3.224%	3.287%	3.640%	3.007%
Yield To Maturity	3.287%	3.226%	3.501%	3.011%
Principal Amt of Total Offering	750,000,000.00	1,000,000,000.00	600,000,000.00	1,000,000,000.00
Underwriting Spread	0.650%	0.450%	0.275%	0.200%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, Merrill
Lynch, Citigroup, J.P.
Morgan, Barclays,
HSBC, Mizuho, MUFG,
BNP Paribas, Credit
Suisse, Deutsche Bank,
SMBC Nikko, U. S.
Bancorp, BNY Mellon,
ING, KeyBanc, Loop,
Scotia Capital, Wells
	Fargo
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,260,000.00
% Offering Purchased by Fund	0.168%
% of Offering Purchased by Associated Accounts	4.102%
Sum of % of Offering Purchased	4.27%
% Fund Assets Applied to Purchase	0.101%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
TMO 3.2 08/15/27, 883556BX9

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
TMO 4.1 08/15/47, 883556BY7

Comparable Securities	0	1	2	3
Trade	101729854
Trade Date	08/10/2017	08/10/2017	08/10/2017	08/10/2017
Cusip	883556BY7	883556BY7	883556BY7	883556BY7
ComparableCusip	883556BY7	485134BQ2	797440BV5	532457BR8
Description of Security	TMO 4.1 08/15/47	GXP 4.2 06/15/47	SRE 3 3/4 06/01/47	LLY 3.95 05/15/47
Name of Issuer	THERMO FISHER SCIENTIFIC	KANSAS CITY POWER	SAN DIEGO G & E	ELI LILLY & CO
Date of Purchase	08/10/2017	06/13/2017	06/05/2017	05/04/2017
Date of Offering Commenced	08/10/2017	06/13/2017	06/05/2017	05/04/2017
Unit Price	98.825	99.729	99.554	99.459
Current Yield	4.149%	4.211%	3.767%	3.971%
Yield To Maturity	4.169%	3.938%	3.626%	3.981%
Principal Amt of Total Offering	750,000,000.00	300,000,000.00	400,000,000.00	750,000,000.00
Underwriting Spread	0.875%	0.875%	0.875%	0.875%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, Merrill
Lynch, Citigroup, J.P.
Morgan, Barclays,
HSBC, Mizuho, MUFG,
BNP Paribas, Credit
Suisse, Deutsche Bank,
SMBC Nikko, U. S.
Bancorp, BNY Mellon,
ING, KeyBanc, Loop
Capital, Scotia Capital,
	Wells Fargo

Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	808,000.00
% Offering Purchased by Fund	0.108%
% of Offering Purchased by Associated Accounts	3.492%
Sum of % of Offering Purchased	3.60%
% Fund Assets Applied to Purchase	0.065%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
TMO 4.1 08/15/47, 883556BY7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
LH 3 1/4 09/01/24, 50540RAT9

Comparable Securities	0	1	2	3
Trade	101761998
Trade Date	08/15/2017	08/15/2017	08/15/2017	08/15/2017
Cusip	50540RAT9	50540RAT9	50540RAT9	50540RAT9
ComparableCusip	50540RAT9	458140BE9	983919AJ0	904764AX5
Description of Security	LH 3 1/4 09/01/24	INTC 2.7 06/17/24	XLNX 2.95 06/01/24	UNANA 2.6 05/05/24
Name of Issuer	LABORATORY CORP OF AMER	INTEL CORP	XILINX INC	UNILEVER CAPITAL C
Date of Purchase	08/15/2017	06/13/2017	05/24/2017	05/02/2017
Date of Offering Commenced	08/15/2017	06/13/2017	05/24/2017	05/02/2017
Unit Price	99.775	99.987	99.887	99.007
Current Yield	3.257%	2.700%	2.953%	2.626%
Yield To Maturity	3.286%	2.681%	2.968%	2.515%
Principal Amt of Total Offering	600,000,000.00	600,000,000.00	750,000,000.00	500,000,000.00
Underwriting Spread	0.625%	0.150%	0.400%	0.400%
Names of Underwriters (prospectus may be attached)	Merrill Lynch, Wells Fargo, Barclays, MUFG, TD Securities, Credit Suisse, KeyBanc, PNC, U.S. Bancorp, BB&T, BNY Mellon, Credit Agricole, Fifth Third, Goldman Sachs

Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	755,000.00
% Offering Purchased by Fund	0.126%
% of Offering Purchased by Associated Accounts	2.374%
Sum of % of Offering Purchased	2.50%
% Fund Assets Applied to Purchase	0.061%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
LH 3 1/4 09/01/24, 50540RAT9

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
LH 3.6 09/01/27, 50540RAU6

Comparable Securities	0	1	2	3
Trade	101761841
Trade Date	08/15/2017	08/15/2017	08/15/2017	08/15/2017
Cusip	50540RAU6	50540RAU6	50540RAU6	50540RAU6
ComparableCusip	50540RAU6	606822AR5	056752AJ7	037833CX6
Description of Security	LH 3.6 09/01/27	MUFG 3.287 07/25/27	BIDU 3 5/8 07/06/27	AAPL 3 06/20/27
Name of Issuer	LABORATORY CORP OF AMER	MITSUBISHI UFJ FIN G	BAIDU INC	APPLE INC
Date of Purchase	08/15/2017	07/18/2017	06/27/2017	06/13/2017
Date of Offering Commenced	08/15/2017	07/18/2017	06/27/2017	06/13/2017
Unit Price	99.849	100.000	99.576	99.769
Current Yield	3.605%	3.287%	3.640%	3.007%
Yield To Maturity	3.618%	3.279%	3.569%	2.821%
Principal Amt of Total Offering	600,000,000.00	1,000,000,000.00	600,000,000.00	1,000,000,000.00
Underwriting Spread	0.650%	0.450%	0.275%	0.200%
Names of Underwriters (prospectus may be attached)	Merrill Lynch, Wells Fargo, Barclays, MUFG, TD Securities, Credit Suisse, KeyBanc, PNC, U.S. Bancorp, BB&T, BNY Mellon, Credit Agricole, Fifth Third, Goldman Sachs

Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	756,000.00
% Offering Purchased by Fund	0.126%
% of Offering Purchased by Associated Accounts	2.374%
Sum of % of Offering Purchased	2.50%
% Fund Assets Applied to Purchase	0.061%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
LH 3.6 09/01/27, 50540RAU6

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
EXC 2.95 08/15/27, 202795JK7

Comparable Securities	0	1	2	3
Trade	101774076
Trade Date	08/16/2017	08/16/2017	08/16/2017	08/16/2017
Cusip	202795JK7	202795JK7	202795JK7	202795JK7
ComparableCusip	202795JK7	606822AR5	056752AJ7	037833CX6
Description of Security	EXC 2.95 08/15/27	MUFG 3.287 07/25/27	BIDU 3 5/8 07/06/27	AAPL 3 06/20/27
Name of Issuer	COMMONWEALTH EDISON CO	MITSUBISHI UFJ FIN G	BAIDU INC	APPLE INC
Date of Purchase	08/16/2017	07/18/2017	06/27/2017	06/13/2017
Date of Offering Commenced	08/16/2017	07/18/2017	06/27/2017	06/13/2017
Unit Price	99.726	100.000	99.576	99.769
Current Yield	2.958%	3.287%	3.640%	3.007%
Yield To Maturity	2.982%	3.279%	3.569%	2.821%
Principal Amt of Total Offering	350,000,000.00	1,000,000,000.00	600,000,000.00	1,000,000,000.00
Underwriting Spread	0.650%	0.450%	0.275%	0.200%
Names of Underwriters (prospectus may be attached)	Mizuho Securities,
Scotia Capital, U.S.
Bancorp, Wells Fargo,
CIBC World Markets,
SMBC Nikko, Key Banc
Capital Markets, Loop
Capital Markets, The
Williams Capital Group,
Blaylock Van, Melvin
Securities, Samuel A.
	Ramirez & Co.

Name(s) Dealer(s) from whom security was purchased	MIZUHO SEC USA
Years of Continuous Operation	3 or more
Amount Purchased	1,005,000.00
% Offering Purchased by Fund	0.287%
% of Offering Purchased by Associated Accounts	5.423
Sum of % of Offering Purchased	5.71%
% Fund Assets Applied to Purchase	0.081%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
EXC 2.95 08/15/27, 202795JK7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
EXC 3 3/4 08/15/47, 202795JL5

Comparable Securities	0	1	2	3
Trade	101773897
Trade Date	08/16/2017	08/16/2017	08/16/2017	08/16/2017
Cusip	202795JL5	202795JL5	202795JL5	202795JL5
ComparableCusip	202795JL5	485134BQ2	797440BV5	532457BR8
Description of Security	EXC 3 3/4 08/15/47	GXP 4.2 06/15/47	SRE 3 3/4 06/01/47	LLY 3.95 05/15/47
Name of Issuer	COMMONWEALTH EDISON CO	KANSAS CITY POWER	SAN DIEGO G & E	ELI LILLY & CO
Date of Purchase	08/16/2017	06/13/2017	06/05/2017	05/04/2017
Date of Offering Commenced	08/16/2017	06/13/2017	06/05/2017	05/04/2017
Unit Price	99.750	99.729	99.554	99.459
Current Yield	3.759%	4.211%	3.767%	3.971%
Yield To Maturity	3.764%	3.940%	3.590%	3.981%
Principal Amt of Total Offering	650,000,000.00	300,000,000.00	400,000,000.00	750,000,000.00
Underwriting Spread	0.875%	0.875%	0.875%	0.875%
Names of Underwriters (prospectus may be attached)	Mizuho, Scotia Capital,
U.S. Bancorp, Wells
Fargo, CIBC World
Markets, SMBC Nikko,
KeyBanc Capital
Markets, Loop Capital
Markets, The Williams
Capital Group, Blaylock
Van, Melvin Securities,
Samuel A. Ramirez &
	Co.

Name(s) Dealer(s) from whom security was purchased	MIZUHO SEC USA
Years of Continuous Operation	3 or more
Amount Purchased	605,000.00
% Offering Purchased by Fund	0.093%
% of Offering Purchased by Associated Accounts	2.217%
Sum of % of Offering Purchased	2.31%
% Fund Assets Applied to Purchase	0.049%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
EXC 3 3/4 08/15/47, 202795JL5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
VMW 2.3 08/21/20, 928563AA3

Comparable Securities	0	1	2	3
Trade	101773620
Trade Date	08/16/2017	08/16/2017	08/16/2017	08/16/2017
Cusip	928563AA3	928563AA3	928563AA3	928563AA3
ComparableCusip	928563AA3	373334KJ9	151020AV6	345397YM9
Description of Security	VMW 2.3 08/21/20	SO 2 09/08/20	CELG 2 1/4 08/15/21	F 2.425 06/12/20
Name of Issuer	VMWARE INC	GEORGIA POWER CO	CELGENE CORP	FORD MOTOR CREDI
Date of Purchase	08/16/2017	08/03/2017	08/01/2017	06/07/2017
Date of Offering Commenced	08/16/2017	08/03/2017	08/01/2017	06/07/2017
Unit Price	99.870	99.966	99.706	100.000
Current Yield	2.303%	2.001%	2.257%	2.425%
Yield To Maturity	2.345%	1.961%	2.324%	2.340%
Principal Amt of Total Offering	1,250,000,000.00	500,000,000.00	500,000,000.00	650,000,000.00
Underwriting Spread	0.400%	0.350%	0.250%	0.250%
Names of Underwriters (prospectus may be attached)	J.P. Morgan, BofA Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Goldman Sachs, Morgan Stanley, RBC Capital Markets, UBS Securities, Deutsche Bank, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,520,000.00
% Offering Purchased by Fund	0.122%
% of Offering Purchased by Associated Accounts	3.878%
Sum of % of Offering Purchased	4.00%
% Fund Assets Applied to Purchase	0.122%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
VMW 2.3 08/21/20, 928563AA3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
VMW 2.95 08/21/22, 928563AB1

Comparable Securities	0	1	2	3
Trade	101773309
Trade Date	08/16/2017	08/16/2017	08/16/2017	08/16/2017
Cusip	928563AB1	928563AB1	928563AB1	928563AB1
ComparableCusip	928563AB1	025816BM0	606822AP9	37045XBY1
Description of Security	VMW 2.95 08/21/22	AXP 2 1/2 08/01/22	MUFG 2.665 07/25/22	GM 3.15 06/30/22
Name of Issuer	VMWARE INC	AMERICAN EXPRESS	MITSUBISHI UFJ FIN G	GENERAL MOTORS FI
Date of Purchase	08/16/2017	07/27/2017	07/18/2017	06/27/2017
Date of Offering Commenced	08/16/2017	07/27/2017	07/18/2017	06/27/2017
Unit Price	99.792	99.921	100.000	99.830
Current Yield	2.956%	2.502%	2.665%	3.155%
Yield To Maturity	2.995%	2.517%	2.645%	3.187%
Principal Amt of Total Offering	1,500,000,000.00	1,850,000,000.00	2,000,000,000.00	1,250,000,000.00
Underwriting Spread	0.600%	0.350%	0.350%	0.350%
Names of Underwriters (prospectus may be attached)	J.P. Morgan, BofA Merrill Lynch, Barclays Capital, Citigroup, Credit Suisse, Goldman Sachs, Morgan Stanley, RBC Capital Markets, UBS Securities, Deutsche Bank, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,260,000.00
% Offering Purchased by Fund	0.084%
% of Offering Purchased by Associated Accounts	2.916%
Sum of % of Offering Purchased	3.00%
% Fund Assets Applied to Purchase	0.101%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
VMW 2.95 08/21/22, 928563AB1

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
VMW 3.9 08/21/27, 928563AC9

Comparable Securities	0	1	2	3
Trade	101773464
Trade Date	08/16/2017	08/16/2017	08/16/2017	08/16/2017
Cusip	928563AC9	928563AC9	928563AC9	928563AC9
ComparableCusip	928563AC9	606822AR5	056752AJ7	037833CX6
Description of Security	VMW 3.9 08/21/27	MUFG 3.287 07/25/27	BIDU 3 5/8 07/06/27	AAPL 3 06/20/27
Name of Issuer	VMWARE INC	MITSUBISHI UFJ FIN G	BAIDU INC	APPLE INC
Date of Purchase	08/16/2017	07/18/2017	06/27/2017	06/13/2017
Date of Offering Commenced	08/16/2017	07/18/2017	06/27/2017	06/13/2017
Unit Price	99.664	100.000	99.576	99.769
Current Yield	3.913%	3.287%	3.640%	3.007%
Yield To Maturity	3.941%	3.232%	3.533%	2.972%
Principal Amt of Total Offering	1,250,000,000.00	1,000,000,000.00	600,000,000.00	1,000,000,000.00
Underwriting Spread	0.650%	0.450%	0.275%	0.200%
Names of Underwriters (prospectus may be attached)	J.P. Morgan, Merrill Lynch, Barclays, Citigroup, Credit Suisse, Goldman Sachs, Morgan Stanley, RBC, UBS, Deutsche Bank, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	760,000.00
% Offering Purchased by Fund	0.061%
% of Offering Purchased by Associated Accounts	1.299%
Sum of % of Offering Purchased	1.36%
% Fund Assets Applied to Purchase	0.061%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
VMW 3.9 08/21/27, 928563AC9

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
NAVSL 2017-5A A, 63940CAA2

Comparable Securities	0	1	2	3
Trade	101874678
Trade Date	09/06/2017	09/06/2017	09/06/2017	09/06/2017
Cusip	63940CAA2	63940CAA2	63940CAA2	63940CAA2
ComparableCusip	63940CAA2	02005AGB8	89190BAE8	02582JHE3
Description of Security	NAVSL 2017-5A A	AMOT 2017-2 A	TAOT 2017-B A4	AMXCA 2017-3 A
Name of Issuer	NAVSL 2017-5A A	ALLY MASTER OWNE	Toyota Auto Receivable	AMERICAN EXPRESS
Date of Purchase	09/06/2017	06/20/2017
Date of Offering Commenced		06/20/2017	05/09/2017	04/18/2017
Unit Price	99.884	100.000	99.973	99.981
Current Yield	2.053%	1.574%	2.051%	1.770%
Yield To Maturity	2.059%	1.554%	2.060%	1.826%
Principal Amt of Total Offering	1,028,300,000.00	250,000,000.00	132,260,000.00	1,700,000,000.00
Underwriting Spread	0.325%	0.250%	0.300%	0.250%
Names of Underwriters (prospectus may be attached)	J.P. Morgan, Credit Suisse, BofA Merrill Lynch, Barclays Capital, RBC Capital Markets, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	JP MORGAN SECUR MBS
Years of Continuous Operation	3 or more
Amount Purchased	4,902,000.00
% Offering Purchased by Fund	0.477%
% of Offering Purchased by Associated Accounts	9.243%
Sum of % of Offering Purchased	9.72%
% Fund Assets Applied to Purchase	0.396%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
NAVSL 2017-5A A, 63940CAA2

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
DISCA 2.95 03/20/23, 25470DAQ2

Comparable Securities	0	1	2	3
Trade	101905074
Trade Date	09/07/2017	09/07/2017	09/07/2017	09/07/2017
Cusip	25470DAQ2	25470DAQ2	25470DAQ2	25470DAQ2
ComparableCusip	25470DAQ2	281020AL1	718172CA5	26441CAW5
Description of Security	DISCA 2.95 03/20/23	EIX 2.4 09/15/22	PM 2 3/8 08/17/22	DUK 2.4 08/15/22
Name of Issuer	DISCOVERY COMMUNICATIONS	EDISON INTERNATIO	PHILIP MORRIS INTL I	DUKE ENERGY CORP
Date of Purchase	09/07/2017	08/17/2017	08/14/2017	08/07/2017
Date of Offering Commenced	09/07/2017	08/17/2017	08/14/2017	08/07/2017
Unit Price	99.874	99.672	99.537	99.793
Current Yield	2.954%	2.408%	2.386%	2.405%
Yield To Maturity	2.975%	2.362%	2.474%	2.410%
Principal Amt of Total Offering	1,200,000,000.00	400,000,000.00	750,000,000.00	500,000,000.00
Underwriting Spread	0.600%	0.600%	0.300%	0.600%
Names of Underwriters (prospectus may be attached)	Goldman Sachs,
Citigroup, Credit Suisse,
Barclays Capital, BNP
Paribas, BofA Merrill
Lynch, Mizuho
Securities, RBC Capital
Markets, MUFG
Securities, Scotia
Capital, SunTrust
Robinson Humphrey,
Wells Fargo Securities,
Deutsche Bank
	Securities
Name(s) Dealer(s) from whom security was purchased	GOLDMAN, SACHS
Years of Continuous Operation	3 or more
Amount Purchased	997,000.00
% Offering Purchased by Fund	0.083%
% of Offering Purchased by Associated Accounts	3.667%
Sum of % of Offering Purchased	3.75%
% Fund Assets Applied to Purchase	0.080%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
DISCA 2.95 03/20/23, 25470DAQ2

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
DISCA 3.95 03/20/28, 25470DAR0

Comparable Securities	0	1	2	3
Trade	101905228
Trade Date	09/07/2017	09/07/2017	09/07/2017	09/07/2017
Cusip	25470DAR0	25470DAR0	25470DAR0	25470DAR0
ComparableCusip	25470DAR0	718172CB3	26441CAX3	902133AU1
Description of Security	DISCA 3.95 03/20/28	PM 3 1/8 08/17/27	DUK 3.15 08/15/27	TEL 3 1/8 08/15/27
Name of Issuer	DISCOVERY COMMUNICATIONS	PHILIP MORRIS INTL I	DUKE ENERGY CORP	TYCO ELECTRONICS
Date of Purchase	09/07/2017	08/14/2017	08/07/2017	07/31/2017
Date of Offering Commenced	09/07/2017	08/14/2017	08/07/2017	07/31/2017
Unit Price	99.643	99.583	99.719	99.199
Current Yield	3.964%	3.138%	3.159%	3.150%
Yield To Maturity	3.992%	3.174%	3.183%	3.084%
Principal Amt of Total Offering	1,700,000,000.00	500,000,000.00	750,000,000.00	400,000,000.00
Underwriting Spread	0.650%	0.450%	0.650%	0.625%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, Citigroup, Credit Suisse, Barclays, BNP Paribas, BofA Merrill Lynch, Mizuho, RBC Capital Markets, MUFG Securities, Scotia Capital, SunTrust Robinson Humphrey, Wells Fargo, Deutsche Bank
Name(s) Dealer(s) from whom security was purchased	GOLDMAN, SACHS
Years of Continuous Operation	3 or more
Amount Purchased	997,000.00
% Offering Purchased by Fund	0.059%
% of Offering Purchased by Associated Accounts	2.471%
Sum of % of Offering Purchased	2.53%
% Fund Assets Applied to Purchase	0.080%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
DISCA 3.95 03/20/28, 25470DAR0

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
DISCA 5 09/20/37, 25470DAS8

Comparable Securities	0	1	2	3
Trade	101905388
Trade Date	09/07/2017	09/07/2017	09/07/2017	09/07/2017
Cusip	25470DAS8	25470DAS8	25470DAS8	25470DAS8
ComparableCusip	25470DAS8	37045VAP5	92343VDU5	478160CF9
Description of Security	DISCA 5 09/20/37	GM 5.15 04/01/38	VZ 5 1/4 03/16/37	JNJ 3 5/8 03/03/37
Name of Issuer	DISCOVERY COMMUNICATIONS	GENERAL MOTORS C	VERIZON COMMUNIC	JOHNSON & JOHNSO
Date of Purchase	09/07/2017	08/02/2017	03/13/2017	02/28/2017
Date of Offering Commenced	09/07/2017	08/02/2017	03/13/2017	02/28/2017
Unit Price	99.900	99.937	99.230	99.746
Current Yield	5.005%	5.153%	5.291%	3.634%
Yield To Maturity	5.008%	5.154%	5.313%	3.379%
Principal Amt of Total Offering	1,250,000,000.00	1,000,000,000.00	3,000,000,000.00	1,500,000,000.00
Underwriting Spread	0.875%	0.650%	0.600%	0.750%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, Citigroup, Credit Suisse, Barclays Capital, BNP Paribas, BofA Merrill Lynch, Mizuho, RBC Capital Markets, MUFG Securities, Scotial Capital, SunTrust Robinson Humphrey, Wells Fargo, Deutsche Bank
Name(s) Dealer(s) from whom security was purchased	GOLDMAN, SACHS
Years of Continuous Operation	3 or more
Amount Purchased	249,000.00
% Offering Purchased by Fund	0.020%
% of Offering Purchased by Associated Accounts	.70%
Sum of % of Offering Purchased	.72%
% Fund Assets Applied to Purchase	0.020%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
DISCA 5 09/20/37, 25470DAS8

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
DISCA 5.2 09/20/47, 25470DAT6

Comparable Securities	0	1	2	3
Trade	101905561
Trade Date	09/07/2017	09/07/2017	09/07/2017	09/07/2017
Cusip	25470DAT6	25470DAT6	25470DAT6	25470DAT6
ComparableCusip	25470DAT6	15189WAJ9	678858BS9	460146CS0
Description of Security	DISCA 5.2 09/20/47	CNP 4.1 09/01/47	OGE 3.85 08/15/47	IP 4.35 08/15/48
Name of Issuer	DISCOVERY COMMUNICATIONS	CENTERPOINT ENER	OKLAHOMA G&E CO	INTERNATIONAL PAP
Date of Purchase	09/07/2017	08/21/2017	08/08/2017	07/31/2017
Date of Offering Commenced	09/07/2017	08/21/2017	08/08/2017	07/31/2017
Unit Price	99.879	99.417	99.682	99.898
Current Yield	5.206%	4.124%	3.862%	0%
Yield To Maturity	5.208%	4.064%	3.818%	4.334%
Principal Amt of Total Offering	1,250,000,000.00	300,000,000.00	300,000,000.00	1,000,000,000.00
Underwriting Spread	0.875%	0.875%	0.875%	0.875%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, Citigroup, Credit Suisse, Barclays, BNP Paribas, BofA Merrill Lynch, Mizuho, RBC Capit Markets, MUFG, Scotia Capital, SunTrust Robinson Humphrey, Wells Fargo, Duetsche Bank
Name(s) Dealer(s) from whom security was purchased	GOLDMAN, SACHS
Years of Continuous Operation	3 or more
Amount Purchased	261,000.00
% Offering Purchased by Fund	0.021%
% of Offering Purchased by Associated Accounts	1.979%
Sum of % of Offering Purchased	2%
% Fund Assets Applied to Purchase	0.021%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
DISCA 5.2 09/20/47, 25470DAT6

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
CHTR 5 3/8 05/01/47, 161175BD5

Comparable Securities	0	1	2	3
Trade	101926748
Trade Date	09/11/2017	09/11/2017	09/11/2017	09/11/2017
Cusip	161175BD5	161175BD5	161175BD5	161175BD5
ComparableCusip	161175BD5	15189WAJ9	678858BS9	460146CS0
Description of Security	CHTR 5 3/8 05/01/47	CNP 4.1 09/01/47	OGE 3.85 08/15/47	IP 4.35 08/15/48
Name of Issuer	CHARTER COMM OPT LLC/CAP	CENTERPOINT ENER	OKLAHOMA G&E CO	INTERNATIONAL PAP
Date of Purchase	09/11/2017	08/21/2017	08/08/2017	07/31/2017
Date of Offering Commenced	03/30/2017	08/21/2017	08/08/2017	07/31/2017
Unit Price	98.969	99.417	99.682	99.898
Current Yield	5.431%	4.124%	3.862%	4.379%
Yield To Maturity	5.445%	4.098%	3.849%	4.287%
Principal Amt of Total Offering	750,000,000.00	300,000,000.00	300,000,000.00	1,000,000,000.00
Underwriting Spread	0.875%	0.875%	0.875%	0.875%
Names of Underwriters (prospectus may be attached)	Citigroup, Credit Suisse,
Deutsche Bnk,
Goldman Sachs, Merrill
Lynch, UBS, Wells
Fargo, Academy
Securities, CL King &
Assoc., Credit Agricole,
LionTree Advisors,
Mizuho Securities,
Morgan Stanley, MUFG
Securities, RBC Capital
Markets, Samuel A.
Ramirez, Scotia Capital,
SMBC Nikko, SunTrust
Robinson Humphrey,
TD Securities, US
Bancorp, Williams
	Capital Group
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	530,000.00
% Offering Purchased by Fund	0.071%
% of Offering Purchased by Associated Accounts	1.259%
Sum of % of Offering Purchased	1.33%
% Fund Assets Applied to Purchase	0.043%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
CHTR 5 3/8 05/01/47, 161175BD5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
CHTR 4.2 03/15/28, 161175BG8

Comparable Securities	0	1	2	3
Trade	101926394
Trade Date	09/11/2017	09/11/2017	09/11/2017	09/11/2017
Cusip	161175BG8	161175BG8	161175BG8	161175BG8
ComparableCusip	161175BG8	718172CB3	26441CAX3	902133AU1
Description of Security	CHTR 4.2 03/15/28	PM 3 1/8 08/17/27	DUK 3.15 08/15/27	TEL 3 1/8 08/15/27
Name of Issuer	CHARTER COMM OPT LLC/CAP	PHILIP MORRIS INTL I	DUKE ENERGY CORP	TYCO ELECTRONICS
Date of Purchase	09/11/2017	08/14/2017	08/07/2017	07/31/2017
Date of Offering Commenced	09/11/2017	08/14/2017	08/07/2017	07/31/2017
Unit Price	99.757	99.583	99.719	99.199
Current Yield	4.210%	3.138%	3.159%	3.150%
Yield To Maturity	4.229%	3.174%	3.183%	3.142%
Principal Amt of Total Offering	1,250,000,000.00	500,000,000.00	750,000,000.00	400,000,000.00
Underwriting Spread	0.650%	0.450%	0.650%	0.625%
Names of Underwriters (prospectus may be attached)	Citigroup, Credit Suisse,
Deutsche Bank,
Goldman Sachs, BofA
Merrill Lynch, UBS,
Wells Fargo, Academy
Securities, CL King &
Associates, Credit
Agricole, LionTree
Advisors, Mizuho
Securities, Morgan
Stanley, MUFG
Securities, RBC Capital,
Samuel A. Ramirez,
Scotia Capital, SMBC
Nikko, SunTrust
Robinson Humphrey,
TD Securities, US
Bancorp, Williams
	Capital Group
Name(s) Dealer(s) from whom security was purchased	CITIGROUP GL 274
Years of Continuous Operation	3 or more
Amount Purchased	803,000.00
% Offering Purchased by Fund	0.064%
% of Offering Purchased by Associated Accounts	1.14%
Sum of % of Offering Purchased	1.20%
% Fund Assets Applied to Purchase	0.065%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
CHTR 4.2 03/15/28, 161175BG8

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
CS 2.997 12/14/23, 225401AD0

Comparable Securities	0	1	2	3
Trade	101925307
Trade Date	09/11/2017	09/11/2017	09/11/2017	09/11/2017
Cusip	225401AD0	225401AD0	225401AD0	225401AD0
ComparableCusip	225401AD0	281020AL1	718172CA5	26441CAW5
Description of Security	CS 2.997 12/14/23	EIX 2.4 09/15/22	PM 2 3/8 08/17/22	DUK 2.4 08/15/22
Name of Issuer	CREDIT SUISSE GROUP AG	EDISON INTERNATIO	PHILIP MORRIS INTL I	DUKE ENERGY CORP
Date of Purchase	09/11/2017	08/17/2017	08/14/2017	08/07/2017
Date of Offering Commenced	09/11/2017	08/17/2017	08/14/2017	08/07/2017
Unit Price	100.000	99.672	99.537	99.793
Current Yield	2.997%	2.408%	2.386%	2.405%
Yield To Maturity	2.998%	2.429%	2.474%	2.467%
Principal Amt of Total Offering	1,000,000,000.00	400,000,000.00	750,000,000.00	500,000,000.00
Underwriting Spread	0.350%	0.600%	0.300%	0.600%
Names of Underwriters (prospectus may be attached)	Credit Suisse, Wells
Fargo, ABN AMRO,
ANZ Securities, Banca
IMI S.p.A., BBVA
Securities, BMO Capital
Markets, BNY Mellon,
Capital One, CIBC
World Markets,
Citigroup,
Commonwealth Bank of
Australia, Credit
Agricole, Deutsche
Bank, Fifth Third
Securities, KeyBank
Capital Markets,
Morgan Stanley, Rabo
Securities, Santander,
Societe Generale,
Standard Chartered
Bank, SunTrust
Robinson Humphrey,
UniCredit Capital
Markets, MFR
Securities, R. Seelaus &
	Co., Samuel A. Ramirez
Name(s) Dealer(s) from whom security was purchased	CREDIT SUISSE
Years of Continuous Operation	3 or more
Amount Purchased	2,515,000.00
% Offering Purchased by Fund	0.252%
% of Offering Purchased by Associated Accounts	4.748%
Sum of % of Offering Purchased	5%
% Fund Assets Applied to Purchase	0.203%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
CS 2.997 12/14/23, 225401AD0

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
GD 2 3/8 11/15/24, 369550AY4

Comparable Securities	0	1	2	3
Trade	101925908
Trade Date	09/11/2017	09/11/2017	09/11/2017	09/11/2017
Cusip	369550AY4	369550AY4	369550AY4	369550AY4
ComparableCusip	369550AY4	458140BE9	983919AJ0	904764AX5
Description of Security	GD 2 3/8 11/15/24	INTC 2.7 06/17/24	XLNX 2.95 06/01/24	UNANA 2.6 05/05/24
Name of Issuer	GENERAL DYNAMICS CORP	INTEL CORP	XILINX INC	UNILEVER CAPITAL C
Date of Purchase	09/11/2017	06/13/2017	05/24/2017	05/02/2017
Date of Offering Commenced	09/11/2017	06/13/2017	05/24/2017	05/02/2017
Unit Price	99.200	99.987	99.887	99.007
Current Yield	2.394%	2.700%	2.953%	2.626%
Yield To Maturity	2.497%	2.590%	2.968%	2.680%
Principal Amt of Total Offering	500,000,000.00	600,000,000.00	750,000,000.00	500,000,000.00
Underwriting Spread	0.400%	0.150%	0.400%	0.400%
Names of Underwriters (prospectus may be attached)	J.P. Morgan, BofA Merrill Lynch, BBVA Securities, Lloyds Securities, Wells Fargo, RBC Capital Markets, Mizuho, MUFG, Scotia Capital, ANZ Securities, Blaylock Van, Drexel Hamilton, U.S. Bancorp
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,500,000.00
% Offering Purchased by Fund	0.300%
% of Offering Purchased by Associated Accounts	5.70%
Sum of % of Offering Purchased	6%
% Fund Assets Applied to Purchase	0.121%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
GD 2 3/8 11/15/24, 369550AY4

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
GD 2 5/8 11/15/27, 369550AZ1

Comparable Securities	0	1	2	3
Trade	101925615
Trade Date	09/11/2017	09/11/2017	09/11/2017	09/11/2017
Cusip	369550AZ1	369550AZ1	369550AZ1	369550AZ1
ComparableCusip	369550AZ1	718172CB3	26441CAX3	902133AU1
Description of Security	GD 2 5/8 11/15/27	PM 3 1/8 08/17/27	DUK 3.15 08/15/27	TEL 3 1/8 08/15/27
Name of Issuer	GENERAL DYNAMICS CORP	PHILIP MORRIS INTL I	DUKE ENERGY CORP	TYCO ELECTRONICS
Date of Purchase	09/11/2017	08/14/2017	08/07/2017	07/31/2017
Date of Offering Commenced	09/11/2017	08/14/2017	08/07/2017	07/31/2017
Unit Price	97.831	99.583	99.719	99.199
Current Yield	2.683%	3.138%	3.159%	3.150%
Yield To Maturity	2.872%	3.174%	3.183%	3.114%
Principal Amt of Total Offering	500,000,000.00	500,000,000.00	750,000,000.00	400,000,000.00
Underwriting Spread	0.450%	0.450%	0.650%	0.625%
Names of Underwriters (prospectus may be attached)	BAML,BBVA,JPM
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,000,000.00
% Offering Purchased by Fund	0.200%
% of Offering Purchased by Associated Accounts	3.80%
Sum of % of Offering Purchased	4%
% Fund Assets Applied to Purchase	0.081%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
GD 2 5/8 11/15/27, 369550AZ1

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
SUMITR 1.95 09/19/19, 86563VAL3

Comparable Securities	0	1	2	3
Trade	101927137
Trade Date	09/11/2017	09/11/2017	09/11/2017	09/11/2017
Cusip	86563VAL3	86563VAL3	86563VAL3	86563VAL3
ComparableCusip	86563VAL3	373334KJ9	38141GWP5	064159JX5
Description of Security	SUMITR 1.95 09/19/19	SO 2 09/08/20	GS 1.95 07/23/19	BNS 2.15 07/14/20
Name of Issuer	SUMITOMO MITSUI TR BK LT	GEORGIA POWER CO	GOLDMAN SACHS GR	BANK OF NOVA SCOT
Date of Purchase	09/11/2017	08/03/2017	07/19/2017	07/11/2017
Date of Offering Commenced	09/11/2017	08/03/2017	07/19/2017	07/11/2017
Unit Price	99.932	99.966	99.988	99.986
Current Yield	1.951%	2.001%	1.950%	2.150%
Yield To Maturity	1.985%	2.052%	1.956%	2.039%
Principal Amt of Total Offering	700,000,000.00	500,000,000.00	500,000,000.00	1,100,000,000.00
Underwriting Spread	0.175%	0.350%	0.150%	0.250%
Names of Underwriters (prospectus may be attached)	Goldman Sachs, J.P. Morgan, Citigroup, Daiwa Capital, BNP Paribas, Deutsche Bank, Credit Agricole, Barclays, BofA Merrill Lynch, HSBC, Nomura, DBS Bank, SMBC Nikko, UBS, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	GOLDMAN, SACHS
Years of Continuous Operation	3 or more
Amount Purchased	1,540,000.00
% Offering Purchased by Fund	0.220%
% of Offering Purchased by Associated Accounts	8.64%
Sum of % of Offering Purchased	8.86%
% Fund Assets Applied to Purchase	0.125%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
SUMITR 1.95 09/19/19, 86563VAL3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
FORDR 2017-2 A, 34529SAA7

Comparable Securities	0	1	2	3
Trade	101932426
Trade Date	09/12/2017	09/12/2017	09/12/2017	09/12/2017
Cusip	34529SAA7	34529SAA7	34529SAA7	34529SAA7
ComparableCusip	34529SAA7	02005AGB8	89190BAE8	02582JHE3
Description of Security	FORDR 2017-2 A	AMOT 2017-2 A	TAOT 2017-B A4	AMXCA 2017-3 A
Name of Issuer	FORDR 2017-2 A	ALLY MASTER OWNE	Toyota Auto Receivable	AMERICAN EXPRESS
Date of Purchase	09/12/2017
Date of Offering Commenced		06/20/2017	05/09/2017	04/18/2017
Unit Price	99.989	100.000	99.973	99.981
Current Yield	2.360%	1.574%	2.051%	1.770%
Yield To Maturity	2.374%	1.554%	2.060%	1.888%
Principal Amt of Total Offering	1,250,000,000.00	250,000,000.00	132,260,000.00	1,700,000,000.00
Underwriting Spread	0.375%	0.250%	0.300%	0.250%
Names of Underwriters (prospectus may be attached)	BofA Merrill Lynch, Deutsche Bank, Goldman Sachs, J.P. Morgan, Wells Fargo, BNY Mellon, TD Securities, US Bancorp
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA MB
Years of Continuous Operation	3 or more
Amount Purchased	3,422,000.00
% Offering Purchased by Fund	0.274%
% of Offering Purchased by Associated Accounts	4.926
Sum of % of Offering Purchased	5.20%
% Fund Assets Applied to Purchase	0.276%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
FORDR 2017-2 A, 34529SAA7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
PENSKE 2.7 03/14/23, 709599AY0

Comparable Securities	0	1	2	3
Trade	101940029
Trade Date	09/12/2017	09/12/2017	09/12/2017	09/12/2017
Cusip	709599AY0	709599AY0	709599AY0	709599AY0
ComparableCusip	709599AY0	281020AL1	718172CA5	26441CAW5
Description of Security	PENSKE 2.7 03/14/23	EIX 2.4 09/15/22	PM 2 3/8 08/17/22	DUK 2.4 08/15/22
Name of Issuer	PENSKE TRUCK LEASING	EDISON INTERNATIO	PHILIP MORRIS INTL I	DUKE ENERGY CORP
Date of Purchase	09/12/2017	08/17/2017	08/14/2017	08/07/2017
Date of Offering Commenced	09/12/2017	08/17/2017	08/14/2017	08/07/2017
Unit Price	99.772	99.672	99.537	99.793
Current Yield	2.706%	2.408%	2.386%	2.405%
Yield To Maturity	2.745%	2.443%	2.474%	2.470%
Principal Amt of Total Offering	600,000,000.00	400,000,000.00	750,000,000.00	500,000,000.00
Underwriting Spread	0.350%	0.600%	0.300%	0.600%
Names of Underwriters (prospectus may be attached)	J.P. Morgan, Merrill
Lynch, Mizuho, U.S.
Bancorp, Wells Fargo,
Citizens Capital
Markets, Fifth Third
Securities, MUFG
Securities, PNC Capital
Markets, RBC Capital
Markets, Santander,
SMBC Nikko, Comerica,
Scotia Capital, The
Huntington Investment
Co., The Williams
	Capital Group
Name(s) Dealer(s) from whom security was purchased	US BANCORP
Years of Continuous Operation	3 or more
Amount Purchased	997,000.00
% Offering Purchased by Fund	0.166%
% of Offering Purchased by Associated Accounts	3.25%
Sum of % of Offering Purchased	3.42%
% Fund Assets Applied to Purchase	0.081%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
PENSKE 2.7 03/14/23, 709599AY0

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
UNP 3.6 09/15/37, 907818EQ7

Comparable Securities	0	1	2	3
Trade	101940793
Trade Date	09/12/2017	09/12/2017	09/12/2017	09/12/2017
Cusip	907818EQ7	907818EQ7	907818EQ7	907818EQ7
ComparableCusip	907818EQ7	718172CB3	26441CAX3	902133AU1
Description of Security	UNP 3.6 09/15/37	PM 3 1/8 08/17/27	DUK 3.15 08/15/27	TEL 3 1/8 08/15/27
Name of Issuer	UNION PACIFIC CORP	PHILIP MORRIS INTL I	DUKE ENERGY CORP	TYCO ELECTRONICS
Date of Purchase	09/12/2017	08/14/2017	08/07/2017	07/31/2017
Date of Offering Commenced	09/12/2017	08/14/2017	08/07/2017	07/31/2017
Unit Price	99.901	99.583	99.719	99.199
Current Yield	3.604%	3.138%	3.159%	3.150%
Yield To Maturity	3.607%	3.174%	3.183%	3.114%
Principal Amt of Total Offering	500,000,000.00	500,000,000.00	750,000,000.00	400,000,000.00
Underwriting Spread	0.875%	0.450%	0.650%	0.625%
Names of Underwriters (prospectus may be attached)	Barclays, Citigroup, Credit Suisse, Morgan Stanly, BofA Merrill Lynch, J.P. Morgan, MUFG, SunTrust Robinson Humphrey, U.S. Bancorp, Wells Fargo, BNY Mellon, Mizuho, Loop, PNC
Name(s) Dealer(s) from whom security was purchased	MORGAN STANLEY
Years of Continuous Operation	3 or more
Amount Purchased	795,000.00
% Offering Purchased by Fund	0.159%
% of Offering Purchased by Associated Accounts	3.841%
Sum of % of Offering Purchased	4.00%
% Fund Assets Applied to Purchase	0.064%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
UNP 3.6 09/15/37, 907818EQ7

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
UNP 4.1 09/15/67, 907818ER5

Comparable Securities	0	1	2	3
Trade	101940961
Trade Date	09/12/2017	09/12/2017	09/12/2017	09/12/2017
Cusip	907818ER5	907818ER5	907818ER5	907818ER5
ComparableCusip	907818ER5	126408HG1	594918CB8	209111FK4
Description of Security	UNP 4.1 09/15/67	CSX 4 1/4 11/01/66	MSFT 4 1/2 02/06/57	ED 4.3 12/01/56
Name of Issuer	UNION PACIFIC CORP	CSX CORP	MICROSOFT CORP	CONSOLIDATED EDIS
Date of Purchase	09/12/2017	10/13/2016	01/30/2017	11/10/2016
Date of Offering Commenced	09/12/2017	10/13/2016	01/30/2017	11/10/2016
Unit Price	99.852	99.751	99.705	99.129
Current Yield	4.106%	4.261%	4.513%	4.338%
Yield To Maturity	4.107%	4.373%	4.346%	4.346%
Principal Amt of Total Offering	500,000,000.00	700,000,000.00	2,000,000,000.00	500,000,000.00
Underwriting Spread	0.875%	0.875%	0.750%	0.875%
Names of Underwriters (prospectus may be attached)	Barclays Capital, Citigroup, Credit Suisse, Morgan Stanley, J.P. Morgan, MUFG, SunTrust Robinson Humphrey, U. S. Bancorp, Wells Fargo, BNY Mellon, Mizuho, Loop Capital, PNC Capital Markets
Name(s) Dealer(s) from whom security was purchased	MORGAN STANLEY
Years of Continuous Operation	3 or more
Amount Purchased	350,000.00
% Offering Purchased by Fund	0.070%
% of Offering Purchased by Associated Accounts	1.33%
Sum of % of Offering Purchased	1.40%
% Fund Assets Applied to Purchase	0.028%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
UNP 4.1 09/15/67, 907818ER5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
CXO 3 3/4 10/01/27, 20605PAH4

Comparable Securities	0	1	2	3
Trade	101953297
Trade Date	09/13/2017	09/13/2017	09/13/2017	09/13/2017
Cusip	20605PAH4	20605PAH4	20605PAH4	20605PAH4
ComparableCusip	20605PAH4	718172CB3	26441CAX3	902133AU1
Description of Security	CXO 3 3/4 10/01/27	PM 3 1/8 08/17/27	DUK 3.15 08/15/27	TEL 3 1/8 08/15/27
Name of Issuer	CONCHO RESOURCES INC	PHILIP MORRIS INTL I	DUKE ENERGY CORP	TYCO ELECTRONICS
Date of Purchase	09/13/2017	08/14/2017	08/07/2017	07/31/2017
Date of Offering Commenced	09/13/2017	08/14/2017	08/07/2017	07/31/2017
Unit Price	99.636	99.583	99.719	99.199
Current Yield	3.764%	3.138%	3.159%	3.150%
Yield To Maturity	3.794%	3.174%	3.183%	3.146%
Principal Amt of Total Offering	1,000,000,000.00	500,000,000.00	750,000,000.00	400,000,000.00
Underwriting Spread	0.650%	0.450%	0.650%	0.625%
Names of Underwriters (prospectus may be attached)	BofA Merrill Lynch,
Barclays, Citigroup,
BMO Capital Markets,
Capital One, Credit
Suisse, ING Financial,
J.P. Morgan, MUFG
Securities, PNC Capital
Markets, RBC Capital
Markets, U.S. Bancorp,
Wells Fargo, BB&T
Capital Markets, BBVA
Securities, CIBC World
Markets, Comerica
Securities, DNB
Markets, KeyBanc
Capital Markets,
Regions Securities,
	SMBC Nikko
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	798,000.00
% Offering Purchased by Fund	0.080%
% of Offering Purchased by Associated Accounts	1.62%
Sum of % of Offering Purchased	1.70%
% Fund Assets Applied to Purchase	0.064%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
CXO 3 3/4 10/01/27, 20605PAH4

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
CXO 4 7/8 10/01/47, 20605PAJ0

Comparable Securities	0	1	2	3
Trade	101953066
Trade Date	09/13/2017	09/13/2017	09/13/2017	09/13/2017
Cusip	20605PAJ0	20605PAJ0	20605PAJ0	20605PAJ0
ComparableCusip	20605PAJ0	15189WAJ9	678858BS9	460146CS0
Description of Security	CXO 4 7/8 10/01/47	CNP 4.1 09/01/47	OGE 3.85 08/15/47	IP 4.35 08/15/48
Name of Issuer	CONCHO RESOURCES INC	CENTERPOINT ENER	OKLAHOMA G&E CO	INTERNATIONAL PAP
Date of Purchase	09/13/2017	08/21/2017	08/08/2017	07/31/2017
Date of Offering Commenced	09/13/2017	08/21/2017	08/08/2017	07/31/2017
Unit Price	99.749	99.417	99.682	99.898
Current Yield	4.887%	4.124%	3.862%	0%
Yield To Maturity	4.891%	4.077%	3.772%	4.327%
Principal Amt of Total Offering	800,000,000.00	300,000,000.00	300,000,000.00	1,000,000,000.00
Underwriting Spread	0.875%	0.875%	0.875%	0.875%
Names of Underwriters (prospectus may be attached)	BofA Merrill Lynch,
Barclays Capital,
Citigroup, BMO Capital
Markets, Capital One
Securities, Credit
Suisse, ING Financial
Markets, J.P. Morgan,
MUFG Securities, PNC
Capital Markets, RBC
Capital Markets, U. S.
Bancorp, Wells Fago,
BB&T Capital Markets,
BBVA Securities, CIBC
World Markets,
Comerica Securities,
DNB Markets, KeyBanc
Capital Markets,
Regions Securities,
	SMBC Nikko
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	375,000.00
% Offering Purchased by Fund	0.047%
% of Offering Purchased by Associated Accounts	1.583%
Sum of % of Offering Purchased	1.63%
% Fund Assets Applied to Purchase	0.030%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
CXO 4 7/8 10/01/47, 20605PAJ0

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
PSA 2.37 09/15/22, 74460DAB5

Comparable Securities	0	1	2	3
Trade	101954074
Trade Date	09/13/2017	09/13/2017	09/13/2017	09/13/2017
Cusip	74460DAB5	74460DAB5	74460DAB5	74460DAB5
ComparableCusip	74460DAB5	281020AL1	718172CA5	26441CAW5
Description of Security	PSA 2.37 09/15/22	EIX 2.4 09/15/22	PM 2 3/8 08/17/22	DUK 2.4 08/15/22
Name of Issuer	PUBLIC STORAGE	EDISON INTERNATIO	PHILIP MORRIS INTL I	DUKE ENERGY CORP
Date of Purchase	09/13/2017	08/17/2017	08/14/2017	08/07/2017
Date of Offering Commenced	09/13/2017	08/17/2017	08/14/2017	08/07/2017
Unit Price	100.000	99.672	99.537	99.793
Current Yield	2.370%	2.408%	2.386%	2.405%
Yield To Maturity	2.370%	2.439%	2.474%	2.495%
Principal Amt of Total Offering	500,000,000.00	400,000,000.00	750,000,000.00	500,000,000.00
Underwriting Spread	0.600%	0.600%	0.300%	0.600%
Names of Underwriters (prospectus may be attached)	Morgan Stanley, BofA Merrill Lynch, Wells Fargo, Citigroup, Goldman Sachs, UBS
Name(s) Dealer(s) from whom security was purchased	MORGAN STANLEY
Years of Continuous Operation	3 or more
Amount Purchased	1,245,000.00
% Offering Purchased by Fund	0.249%
% of Offering Purchased by Associated Accounts	4.751%
Sum of % of Offering Purchased	5.00%
% Fund Assets Applied to Purchase	0.100%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
PSA 2.37 09/15/22, 74460DAB5

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
PSA 3.094 09/15/27, 74460DAC3

Comparable Securities	0	1	2	3
Trade	101954229
Trade Date	09/13/2017	09/13/2017	09/13/2017	09/13/2017
Cusip	74460DAC3	74460DAC3	74460DAC3	74460DAC3
ComparableCusip	74460DAC3	718172CB3	26441CAX3	902133AU1
Description of Security	PSA 3.094 09/15/27	PM 3 1/8 08/17/27	DUK 3.15 08/15/27	TEL 3 1/8 08/15/27
Name of Issuer	PUBLIC STORAGE	PHILIP MORRIS INTL I	DUKE ENERGY CORP	TYCO ELECTRONICS
Date of Purchase	09/13/2017	08/14/2017	08/07/2017	07/31/2017
Date of Offering Commenced	09/13/2017	08/14/2017	08/07/2017	07/31/2017
Unit Price	100.000	99.583	99.719	99.199
Current Yield	3.094%	3.138%	3.159%	3.150%
Yield To Maturity	3.094%	3.174%	3.183%	3.146%
Principal Amt of Total Offering	500,000,000.00	500,000,000.00	750,000,000.00	400,000,000.00
Underwriting Spread	0.650%	0.450%	0.650%	0.625%
Names of Underwriters (prospectus may be attached)	Morgan Stanley, BofA Merrill Lynch, Wells Fargo, Citigroup, Goldman Sachs, UBS
Name(s) Dealer(s) from whom security was purchased	MORGAN STANLEY
Years of Continuous Operation	3 or more
Amount Purchased	996,000.00
% Offering Purchased by Fund	0.199%
% of Offering Purchased by Associated Accounts	3.801%
Sum of % of Offering Purchased	4.00%
% Fund Assets Applied to Purchase	0.080%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
PSA 3.094 09/15/27, 74460DAC3

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
NWMLIC 3.85 09/30/47, 668138AA8

Comparable Securities	0	1	2	3
Trade	102020937
Trade Date	09/21/2017	09/21/2017	09/21/2017	09/21/2017
Cusip	668138AA8	668138AA8	668138AA8	668138AA8
ComparableCusip	668138AA8	15189WAJ9	678858BS9	460146CS0
Description of Security	NWMLIC 3.85 09/30/47	CNP 4.1 09/01/47	OGE 3.85 08/15/47	IP 4.35 08/15/48
Name of Issuer	NORTHWESTERN MUTUAL LIFE	CENTERPOINT ENER	OKLAHOMA G&E CO	INTERNATIONAL PAP
Date of Purchase	09/21/2017	08/21/2017	08/08/2017	07/31/2017
Date of Offering Commenced	09/21/2017	08/21/2017	08/08/2017	07/31/2017
Unit Price	99.787	99.417	99.682	99.898
Current Yield	3.858%	4.124%	3.862%	4.379%
Yield To Maturity	3.862%	4.098%	3.849%	4.287%
Principal Amt of Total Offering	1,200,000,000.00	300,000,000.00	300,000,000.00	1,000,000,000.00
Underwriting Spread	0.800%	0.875%	0.875%	0.875%
Names of Underwriters (prospectus may be attached)	J.P. Morgan, Merrill Lynch, Morgan Stanley, Barclays Capital, Citigroup, Credit Suisse, Goldman Sachs, U.S. Bancorp, Wells Fargo
Name(s) Dealer(s) from whom security was purchased	CHASE SECURITIES
Years of Continuous Operation	3 or more
Amount Purchased	1,520,000.00
% Offering Purchased by Fund	0.127%
% of Offering Purchased by Associated Accounts	2.373%
Sum of % of Offering Purchased	2.50%
% Fund Assets Applied to Purchase	0.123%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
NWMLIC 3.85 09/30/47, 668138AA8

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☐	Registered Public Offering	☐	Eligible Foreign Offering	☑	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.

Rule 10f-3 Report
John Hancock Core Bond Trust
HPP 3.95 11/01/27, 44409MAA4

Comparable Securities	0	1	2	3
Trade	102044494
Trade Date	09/25/2017	09/25/2017	09/25/2017	09/25/2017
Cusip	44409MAA4	44409MAA4	44409MAA4	44409MAA4
ComparableCusip	44409MAA4	718172CB3	26441CAX3	902133AU1
Description of Security	HPP 3.95 11/01/27	PM 3 1/8 08/17/27	DUK 3.15 08/15/27	TEL 3 1/8 08/15/27
Name of Issuer	HUDSON PACIFIC PROPERTIE	PHILIP MORRIS INTL I	DUKE ENERGY CORP	TYCO ELECTRONICS
Date of Purchase	09/25/2017	08/14/2017	08/07/2017	07/31/2017
Date of Offering Commenced	09/25/2017	08/14/2017	08/07/2017	07/31/2017
Unit Price	99.815	99.583	99.719	99.199
Current Yield	3.957%	3.138%	3.159%	3.150%
Yield To Maturity	3.972%	3.174%	3.183%	3.142%
Principal Amt of Total Offering	400,000,000.00	500,000,000.00	750,000,000.00	400,000,000.00
Underwriting Spread	0.650%	0.450%	0.650%	0.625%
Names of Underwriters (prospectus may be attached)	Bank of America, Barclays, Goldman Sachs, Morgan Stanley, Wells Fargo, BB&T Capital, Deutsche Bank,Fifth Thrid, Key Banc, MUFG Securities, Ramirez& Co. Inc, RBC Capital, US Bancorp
Name(s) Dealer(s) from whom security was purchased	BANK OF AMERICA
Years of Continuous Operation	3 or more
Amount Purchased	595,000.00
% Offering Purchased by Fund	0.149%
% of Offering Purchased by Associated Accounts	2.851%
Sum of % of Offering Purchased	3.00%
% Fund Assets Applied to Purchase	0.048%
Is Sub-Adviser (or affiliate) a Manager or Co-Manager in the Offering	YES
Is the Manager or a Co-Manager in offering an affiliate of the Fund	YES

Rule 10f-3 Report
John Hancock Core Bond Trust
HPP 3.95 11/01/27, 44409MAA4

Purchased Security’s Eligibility (as defined in the procedures) (check one):

☑	Registered Public Offering	☐	Eligible Foreign Offering	☐	Eligible Rule 144A Security	☐	Government Security	☐	Eligible Municipal Security
Check if the following conditions have been met (and discuss any exceptions):
☑	The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering. Information with regard to comparable securities will be retained for recordkeeping as required to support this condition and provided upon request.
☑	The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
☑	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.
☑	Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).
☐	In the case of Eligible Municipal Securities, that they are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk, or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.
☑	Percentage of offering purchased by the Fund and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.
☑	The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
☐	The securities were sold in an Eligible Rule 144A Offering;	☐	Compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked. On behalf of the Sub-Adviser, the undersigned hereby certifies that the purchase of securities noted above under “Purchased Security’s Eligibility” complies with the Fund’s Rule 10f-3 Procedures and that all records will be maintained for review and support for such certification. The review for Rule 10f-3 was comprehensive and included a review of the final offering documents for identification of affiliated underwriters.